                                                                   EXHIBIT 10.13

                                          CONFIDENTIAL TREATMENT REQUESTED.
                                          CONFIDENTIAL PORTIONS OF THIS DOCUMENT
                                          HAVE BEEN REDACTED AND HAVE BEEN
                                          SEPARATELY FILED WITH THE COMMISSION.

                            CONTRACT NO: LSA 20040831

                          LICENSE AND SUPPLY AGREEMENT

                            FOR RADIO LOCATION SYSTEM

                                     BETWEEN

                                VISION PLANT INC.

                                   (CUSTOMER)

                                       AND

                            TELEMATICS WIRELESS LTD.

                                   (SUPPLIER)

                                 AUGUST 31, 2004

Vision Plant Inc.           CONTRACT NO: LSA 20040831   Telematics Wireless Ltd.

                          LICENSE AND SUPPLY AGREEMENT
                           FOR RADIO LOCATION SYSTEM
             BETWEEN VISION PLANT INC. AND TELEMATICS WIRELESS LTD.

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This Agreement, is made this 31st day of August 2004, between on the one hand the Korean company under the name of Vision Plant Inc. (hereinafter referred to as the "Customer"), having its registered office at 13th FL., Sewoo Building,
837-12, Youksam-dong, Kangnam-ku, Seoul, Korea and on the other hand the Israeli company under the name of Telematics Wireless Ltd. (hereinafter referred to as the "Supplier"), having its registered office at 26 Hamelacha st., Holon,
Israel.

RECITALS

WHEREAS, the Customer intends to do the business of Location Based Services in the Republic of Korea and to obtain the Business License and/or the Spectrum
License ranging 377-380? as well as 322-328.6? for the operation of a land-based radio location system, and for that purpose the Customer plans to submit the application for the business license to the Korean government. After the license is granted, a new company which will run the business (hereinafter the
"Operation Company") will be formed at the initiative of the Customer;

WHEREAS, the Customer wishes to set up the System in the Territory and Region to provide services for mobile location, short message and emergency alarm to the
Customer's subscribers;

WHEREAS, the Parties entered into Memorandum of Understanding (MOU) on 28 June
2004 as a step to discuss and sign this Agreement for mutual collaboration and benefit of the Parties;

WHEREAS, the Supplier is in the business of supplying such Systems including the training of personnel and pursuant to this Agreement is responsible for the total System guarantee, provided that certain base station equipment and end units are manufactured in the Territory;

WHEREAS, the Supplier developed base stations, vehicular units and personal units for the identification of the units' location and receiving/transmitting messages and is in the business of manufacturing, supplying and supporting of such components;

WHEREAS, Special Equipment of the System have been developed by the Supplier.
The Supplier shall retain the title and ownership of the intellectual property rights or know-how relating to the special equipment of the System, and will possess all the licenses for other components of the System.

WHEREAS, the Customer declares that it will be able to finance the deployment of the System in the Territory and to establish the Operation Company to commercially operate the System, and to provide qualified and skilled personnel;
and declares that it will have the ability and personnel to manage and supervise the operation of the System in the Territory, after the Business License and/or
Spectrum License if applicable is granted and the Operation Company is formed;
and

Agreement                                                                 Page 2

Vision Plant Inc.           CONTRACT NO: LSA 20040831   Telematics Wireless Ltd.

WHEREAS, the Supplier wishes to associate with the Customer and to provide to the Customer the Contractual Items as described herein, relying exclusively on the terms and conditions of this Agreement and its Annexes which shall constitute an integral part thereof;

NOW THEREFORE, in consideration of the mutual promises, covenants, and conditions herein contained, the Customer and the Supplier agree as follows:

ARTICLE 1 DEFINITIONS

The following terms shall have the meaning that is provided hereunder (it is understood that other terms and acronyms / abbreviations may be additionally defined in other locations of this Agreement):

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TERM                          DEFINITION
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Advance Payment               The sum of ___ USD to be paid in cash by the
                              Customer to the Supplier on the Commencement Date.

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Agreement                     This Agreement executed this 31st day of August,
                              2004 between the Customer and the Supplier
                              inclusive of its Articles and Annexes which shall
                              constitute an integral part thereof.

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Business License              Means the license. to be granted by the Korean
                              Government for the Customer or the Operation
                              Company to operate the Radio Location System in
                              the Territory and may include the Spectrum
                              License.

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CDR                           Indicates the schedule for each Phase defined in
                              paragraph 3.2 of Annex I and stands for Critical
                              Design Review.

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Commencement Date(s)          The date that the Advancement Payment for each
                              Phase is paid to the Supplier by the Customer
                              together with the LOC as described in Article 5.4.

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Contractual Items             All of the items provided by the Supplier to the
                              Customer in accordance with this Agreement,
                              (including Products, Services and System specified
                              in this Agreement, Annexes, and Appendixes), as
                              specified in this Agreement, as the object of the
                              Supplier's contractual obligation.

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the Customer                  Vision Plant Inc.

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Customer Furnished            The equipment to be furnished by the Customer for
Equipment(FE)                 the implementation of this Agreement as specified
                              in Annex I.

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Customer Furnished            The information to be furnished by the Customer
Information (FI)              for the implementation of this Agreement as
                              specified in Annex I.

                              For the purposes of the above definitions, i.e.
                              FE, FIN and FS the term the Customer shall include
                              the Customer's subcontractors and its suppliers.

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Vision Plant Inc.           CONTRACT NO: LSA 20040831   Telematics Wireless Ltd.

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TERM                          DEFINITION
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Customer Furnished            The installations to be performed by the Customer
Installations (FIN)           for the implementation of this Agreement as
                              specified in Annex I.

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Customer Furnished Services   The services to be furnished by the Customer for
(FS)                          the implementation of this Agreement as specified
                              in Annex I.

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Defect(s)                     Any defect that concerns the material and / or the
                              workmanship of the Products or/and the System
                              which causes operational noncompliance with the
                              specifications of the System.

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Demonstration System          Means the partial System to be deployed for the
                              verification of the performance of the System for
                              Phase One as specified in paragraph 3.2 of Annex
                              I.

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Estimated Price               Shall have the meaning as described in Article
                              5.1.2.

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Final Acceptance              Shall mean the issuance by the Customer of the
                              certification of completion of FAT following the
                              successful completion of the Processes and Final
                              Acceptance Tests in accordance with Article 10 and
                              based on the principles as outlined in Annex I or
                              upon the fulfillment of the conditions provided in
                              Article 10.1.2 hereto.

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Final Acceptance Test (FAT)   All the tests to be conducted for Final Acceptance
                              as defined in Articles 9 and 10 and Annex I.

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Full System Delivery (FSD)    Full System Delivery (FSD) means the acceptance of
                              the full System as described in Annex I (SOW).

                              The System shall be fully functional and shall
                              satisfy the Specifications and requirements of the
                              Agreement and they shall be ready for full
                              operational use.

                              All the following have been completed:

                              o program management,

                              o the requirements of the System including
                              definition, engineering, adaptation, installation,
                              integration, commissioning, certification of
                              conformity, training and the fulfillment of
                              Articles 9 and 10 of the Agreement and

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                              o all contractual documentation in English and the
                              User training, operational and maintenance manuals
                              in the English language.

                              o All specified infrastructure and quantities of
                              equipment, software and services according to
                              Expected Quantity specified in Annex III have been
                              delivered and installed.

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Agreement                                                                 Page 4

Vision Plant Inc.           CONTRACT NO: LSA 20040831   Telematics Wireless Ltd.

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TERM                          DEFINITION
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Handover Date(s)              Shall mean one (1) month after Final Acceptance
                              Date for each Phase specified in Article 10 and as
                              further specified in item k of paragraph 3.2 of
                              Annex I.

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Integration                   The integration by the Supplier of the System and
                              the relevant parts thereof under the participation
                              and support by the Customer, as described in
                              paragraphs 4 and 5 of Annex I of the Agreement, in
                              the integration of the System.

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Ituran Technologies           Has the meaning of all the technologies and core
                              infrastructure held by the Supplier with regard to
                              Radio Location System.

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Letter of Credit              Letter of Credit issued by First Class
                              International Bank in the form as specified in
                              Appendix A of Annex II for the total sum of the
                              deployment cost less the Advance Payment for each
                              Phase

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Local Licenses                Any permits, licenses and authorizations needed to
                              execute this Agreement in the Territory or Region.

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(the) Party/Parties           The parties of this Agreement, i.e the Customer
                              or/and the Supplier.

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PDR                           Indicates the schedule for each Phase defined in
                              paragraph 3.2 of Annex I and stands for
                              Preliminary Design Review.

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Performance Bond              Has the meaning and form as specified in Article
                              5.5.1 and Appendix B of Annex II.

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Phase                         Has the meaning defined in paragraph 3.1 of Annex
                              I and consists of Phase One, Phase Two and Phase
                              Three.

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Products (or Special          Any individual item specified to be delivered by
Equipment)                    the Supplier in accordance with the terms of this
                              Agreement as part of the System including
                              hardware, software and any spare parts that may be
                              ordered by the Customer and delivered to by the
                              Supplier, as further defined in Annex I and Annex
                              III.

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Radio Location System         This is the entire complete and operational system
(System)                      based on Ituran Technologies to provide services
                              for mobile location, short message, and emergency
                              alarm to the Customer's subscribers.

                              The System shall consist of components, including
                              but not limited to, mobile units,
                              receiving/transmitting base stations, a control
                              center, paging units, terrestrial communication
                              lines management organization and logistic
                              control.

                              This System is made up of the following separate
                              Systems:

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Agreement                                                                 Page 5

Vision Plant Inc.           CONTRACT NO: LSA 20040831   Telematics Wireless Ltd.

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TERM                          DEFINITION
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                              o    Base Stations - for receiving and processing
                                   of the Vehicle Location Units and Personal
                                   Alarm and Locator transmissions.

                              o    Vehicle Location Units - vehicular units for
                                   receiving and transmitting messages and
                                   signals for identification of the units'
                                   location.

                              o    Personal Alarm and Locator Units - personal
                                   units for receiving and transmitting messages
                                   and signals for identification of the units'
                                   location.

                              o    Network Control Center (NCC).

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Radio Location System         The License described in Article 4.
License

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Region                        The Republic of Korea, the Far East and South East
                              Asian countries, including Japan but excluding:
                              China, Hong Kong SAR and Taiwan. On the
                              Commencement Date, if there is no significant
                              progress of the business by the Supplier in
                              Malaysia or Singapore or Thailand, the countries
                              in which no progress has achieved, shall be
                              included in the Region. If, on the other hand,
                              four (4) years after the Commencement Date, there
                              is no significant progress of the business by the
                              Customer in any other country as stated above, the
                              countries in which no progress has been achieve,
                              shall be excluded from the Region.

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Services                      All services that shall be provided by the
                              Supplier under the terms of this Agreement,
                              including the design, integration, the updating of
                              software & hardware of the System, and the
                              training for the Customer's personnel.

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Spare Parts Availability      Means that the Supplier shall for a period of
                              seven (7) years from the Handover Date for each
                              Phase, have available all spare parts required in
                              accordance with the provisions of Articles 12 and
                              41.3.

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Spectrum License              Spectrum License to be granted by the Korean
                              Government which may be included in the business
                              license ranging 377-308? as well as 322-328.6? for
                              the operation of a land-based radio location
                              system.

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the Supplier                  Telematics Wireless Ltd.

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Technical Documentation       The technical documentation/ bibliography to be
                              provided by the Supplier to the Customer in
                              accordance with Article 37.

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Territory                     the Republic of Korea

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Agreement                                                                 Page 6

Vision Plant Inc.           CONTRACT NO: LSA 20040831   Telematics Wireless Ltd.

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TERM                          DEFINITION
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Training                      The Supplier is obliged to train selected
                              personnel of the Customer. This personnel shall
                              have, following completion of the training
                              program, the knowledge required to train the
                              personnel of the Customer in order to operate and
                              maintain the System,

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Type Approval                 Has the meaning as specified in Article 19.

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Warranty Bond                 Has the meaning and form as specified in Article
                              12.8 and Appendix C of Annex

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Warranty or Warranty          Means the warranty to the Products to be provided
Obligation                    by the Supplier in accordance with the terms of
                              Article 12 hereto for a period of one (1) year
                              following the Handover Date.

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ARTICLE 2 SUBJECT AND SCOPE OF THIS AGREEMENT

2.1 Pursuant to the stipulations, the terms and the conditions of this
Agreement, the Supplier undertakes the obligation to participate in a site survey, design in detail, manufacture, install, test, complete, develop, integrate, sell and deliver to the Customer the System, as specified in Annex I and provide the Services in accordance with Annex I as well as fulfill all of its obligations as defined in this Agreement. The Supplier shall provide the
Customer with specific hardware and software manufactured by the Supplier and shall provide the engineering and technical planning and design of the System and designate the qualified personnel to train and participate in the establishment of the System as specified in this Agreement.

2.2 The Contractual Items shall be delivered and installed by the Supplier to the installations specified in the terms and conditions of this Agreement (Annex
I). The Customer shall purchase the Contractual Items, exclusively from Supplier during the entire period in which the Customer will run the business and operation of the Radio Location System in the Territory or Region. The Customer
shall procure exclusively from the Supplier software, equipment and facilities, except those developed by the Customer and not competing with Contractual Items, required for the provision of the Radio Location System in the Region.

2.3 All Products to be delivered to the Customer shall be new and complete, have the technology and construction defined in Annex I and shall be constructed from high quality, new, unused material in accordance with the requirements of this
Agreement.

2.4 The Parties shall localize the Ituran Technologies for the purpose of meeting all the mandatory technical requirements specified by the Korean
Government. The Supplier shall assist and support the Customer in the localization of relevant portions of Ituran Technologies. The local manufacturing of certain equipment and facilities by the Supplier shall meet the licensing conditions set forth by the Korean Government.

Agreement                                                                 Page 7

Vision Plant Inc.           CONTRACT NO: LSA 20040831   Telematics Wireless Ltd.

ARTICLE 3 TERM OF THE AGREEMENT / EFFECTIVITY

3.1 This Agreement shall become effective at the date (Effective Date) that it has been duly executed by both Parties hereto. This Agreement shall be terminated unless the Customer has submitted to the Supplier the Advancement
Payment and the Letter of Credit (LOC) within twelve (12) months from the
Effective Date or the date to be extended by mutual agreement.

3.2 The duration of this Agreement (hereinafter as "Term") is ten (10) years.
The Term shall be extended automatically for a further period of ten (10) years subject to the Customer not being in breach and/or default of any material term or material condition of this Agreement. Upon the expiry of the second period of ten (10) years, the currency of this Agreement shall continue indefinitely subject to either Party giving to the other not less than three (3) calendar years termination notice. Unless the Parties otherwise agree in writing at any time, the provisions of this Agreement shall continue in force and effect on the same terms and conditions.

ARTICLE 4 RADIO LOCATION SYSTEM LICENSE

4.1 The Supplier on its own behalf and on behalf of other companies that license
Ituran Technologies including Teletrac (a U.S. Company), shall grant the
Customer a sole and exclusive license to use the Ituran Technologies in the
Territory, including without limitation the System, and certain solutions and all software of the Supplier, as long as they are incorporated in the System, for the purpose of operating, maintaining and promoting the terrestrial location-based services to the potential subscribers and end-users including but not limited to, the general public, military, marine, police, and security forces, within the Territory pursuant to the terms of this Agreement.

4.2 The Radio Location System License by the Supplier shall be comprised of the license for the total system and the license for NCC (Network Control Center)
software per NCC. Any monthly service fee or royalty fee per subscriber or transponder shall not be charged to the Customer in any case.

4.3 The Supplier (inclusive of Ituran and Teletrac) shall not directly, or shall not grant any license, concerning Ituran Technologies, to any company that intends to, provide any license for the Radio Location System in the Territory or sublicense the Ituran Technologies to any Korean company which may engage in such services in the Territory. The Supplier hereby declares that it possesses all necessary licenses from other Parties (including Teletrac) to fulfill its obligations under this Agreement.

4.4 After signing this Agreement between the Parties, the Customer or its related companies shall not engage with other companies that provide location technology competitive with Ituran Technologies.

ARTICLE 5 PRICE, PAYMENT AND INVOICING REQUIREMENTS

5.1 Price.

5.1.1 The total amount of the Estimated Price to be paid by the Customer to the
Supplier for the fulfillment of the Supplier's obligations under this Agreement is described in Annex III.

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Vision Plant Inc.           CONTRACT NO: LSA 20040831   Telematics Wireless Ltd.

5.1.2 The Estimated Price, as defined in Annex III, is calculated, among others, on the basis of the Expected Quantity defined in Annex III, i.e. unit prices multiplied on the basis of quantity supplied, plus the lump sum not directly related to the quantity. For reasons of clarity, it is specified that while the number of items defined in the Expected Quantity in Annex III may vary (increase or decrease) the price per unit for each Phase shall remain fixed with respect to Phases I, II and III. Accordingly, in cases of increase or decrease of the number of the items defined in the Expected Quantity, the Price shall be modified proportionately to such change, as aforementioned (the "Price") at
Commencement Date or later date as may be agreed between the Parties for each
Phase. Payment shall be made in US Dollars. The Estimated Price for each Phase is quoted in Annex III. The Total Contract Price for each Phase (hereinafter
"Contract Price) is the price on the Commencement Date when the Customer finalizes the Expected Quantity in Annex III.

5.1.3 The Estimated Price, as defined above, is FOB Tel - Aviv Israel. However, the Customer has the right to ask the Supplier change it to CIF or other available shipping method at his own discretion. In such case, its corresponding price modification including transportation and insurance costs will be applicable.

5.2 Payment Terms

5.2.1 The Customer shall pay the Contract Price to the Supplier in accordance with the terms and conditions set forth in this Article and Annex III.

5.2.2 A fourteen (14) business days delay by the Customer in the scheduled payment dates is considered as an Excusable Delay to accommodate fixed scheduled payment dates of the Customer.

5.3 Income Tax

The Supplier and its subcontractors shall pay their corresponding income tax in accordance with the provisions of the Korean or the Israeli Law or the applicable bilateral agreement for the avoidance of double taxation, as the case may be. The Customer is authorized for the deduction and payment by the Customer of certain withholding taxes imposed under the Korean law. Provided that the
Customer shall provide the Supplier with an official tax receipt issued by the competent tax authorities in Korea evidencing the payment of such withholding tax in the content, and form sufficient for the Supplier to facilitate any tax credits in Israel. However, if the percentage of the withholding tax will become above ten (10) percent, the price for the relevant item which is subject to the above withholding tax shall be increased by the difference between the actual percentage of the withholding tax and ten (10) percent

5.4 Letter of Credit (LOC) issued by First Class International Bank for the total sum of the Estimated Price less the Advance Payment will be provided on the day of the Advance Payment. The content of this LOC is provided in Appendix
A of Annex II. The payment of the Advance Payment to the Supplier shall be made directly to the bank account specified in writing by the Supplier. The payment of the Contract Price (other than the Advancement Payment) less any withholding tax of Korea to the Supplier shall be made through LOC.

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Vision Plant Inc.           CONTRACT NO: LSA 20040831   Telematics Wireless Ltd.

5.5 Commencement Date(s)

Commencement Date(s) is the date that the Advance Payment for each Phase is received to the bank account designated by the Supplier in accordance with the payment schedule shown in this Article and Annex III. The deployment schedule for each Phase will start from this Commencement Date.

5.5.1 Performance Bond

Within fourteen (14) calendar days of the Commencement Date for each Phase the
Supplier shall provide a Performance Bond in the face amount equal to the ten
(10) percent of the Contract Price for each Phase. The expiry date for the
Performance Bond of each Phase shall be the Handover Date for each Phase. If the
Supplier can not perform material obligations specified in this Agreement, which are critical to the overall performance of the System, the Performance Bond shall be withdrawn from the bank as specified in Appendix B of Annex II. If, however, the above material obligations are eventually completed and do not cause subsequent Termination, the amount withdrawn from the Performance Bond shall be returned to the Supplier.

5.5.2 Anticipated Commencement Date for Phase One

After the business license from the Korean government is granted, the Operation
Company will be formed and the company will collect investment from its share holders. The Operation Company will pay the Advance Payment within ninety (90)
days from its foundation.

5.6 Reconciliation of Accounts

Within one (1) month from the fulfillment of the Final Acceptance, the final account reconciliation for the delivered Contractual Items shall be performed.
If a difference exists between the amount of the final account reconciliation and the Price of this Agreement corresponding to the obligations of the Supplier related to the Final Acceptance, this difference shall be resolved within one
(1) month from the final account reconciliation, as follows:

a. If the difference is in favor of the Customer, by payment of this difference in cash by the Supplier in accordance with the Customer's written instructions.

b. If the difference is in favor of the Supplier, by payment of this difference in cash by the Customer in accordance with the Supplier's written instructions.

On completion of the final account reconciliation, the Customer and the Supplier shall sign a certificate stating that neither Party has any claims with regard to the payment of the Price under this Agreement.

5.7 Payment for Contract Variation

Any contract Variation shall be invoiced and paid in accordance with the terms of the Contract Variation as specified in Article 8 of this Agreement.

5.8 Banking Charges

Any banking charges, commissions, levies and other costs associated with the payment by the Customer to the Supplier shall be for the account of and payable by the Customer.

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Vision Plant Inc.           CONTRACT NO: LSA 20040831   Telematics Wireless Ltd.

ARTICLE 6 SPECIFICATIONS

The Contractual Items to be delivered by the Supplier to the Customer in accordance with this Agreement shall be new, fully compatible and inter-operational between them and in accordance with Annex I. Detailed System
Specifications will be submitted at PDR in accordance with Annex I.

ARTICLE 7 SPECIFICATION AMENDMENTS

7.1 No modifications to the specifications are allowed unless otherwise prescribed in this Agreement or otherwise agreed between the Parties.

7.2 If the Supplier, during the implementation of the Agreement, discovers that its technical solution does not conform to the operational Specifications described in Annex I, the Supplier shall notify the Customer in writing, specifying the details of the non conformance.

7.3 In this event, the Supplier shall be obliged to propose for acceptance to the Customer, a respective modification of the specifications of the System or part of them, for the fulfillment of the requirements of the operational specifications that are described in Annex I, taking into consideration the timeframe. The Customer shall provide to the Supplier approval or comments forthwith upon the approval or comments. If the Supplier chooses to implement modification, the cost shall be discussed and borne by the Supplier and the timeframe shall be adjusted accordingly.

7.4 In the event the Customer requires modification of the operational
Specifications of the System or part of them not specified in this Agreement, the Supplier shall present the reasonable cost the implementation and incorporation of modifications asked by the Customer taking into consideration the timeframe. If the Customer chooses to implement modification, the cost shall be discussed and borne by the Customer and the timeframe shall be adjusted accordingly.

7.5 Following the Agreement for the acceptance of the specifications'
modification, the procedures for the amendment of the Agreement shall be taken in accordance with Article 40.

ARTICLE 8 CONTRACT VARIATION

8.1 Either Party may request in writing, during the course of the validity of this Agreement, a contract variation requiring additions, deletions or modifications to the terms of this Agreement. If the other Party consents, in its sole discretion, to such variation then the change will be formalized as an amendment to this Agreement.

8.2 Notwithstanding the provisions of 8.1 above, the Customer may request supply of extra Base station equipment up to a quantity equal to a half of the original supply quantity at prices defined in Annex I for each Phase and the Supplier shall be bound to accept such amendment. The terms and conditions for such supply, including timing, shall be reasonably agreed between the Parties.

8.3 A contract variation shall not become effective unless the amendment documentation is signed by an authorized representative of each Party.

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Vision Plant Inc.           CONTRACT NO: LSA 20040831   Telematics Wireless Ltd.

8.4 The Parties shall use commercially reasonable efforts to mutually agree to a detailed administrative procedure for the approval and documentation of Contract
Variation.

ARTICLE 9 ACCEPTANCE PROCEDURES

9.1 The Final Acceptance of the System shall be deemed to be effected in accordance with the terms and provisions of this Article and of Article 10 and in accordance with the principal guidelines defined in Appendix D of Annex I.
The detailed Final Acceptance Procedures will be provided on CDR. The Supplier shall make ready the System for testing procedures in accordance with the timetable provided in Annex I of this Agreement. A copy of the Completed
Acceptance Plan of the System regarding the testing procedures shall be drafted and submitted by the Supplier to the Customer and shall be approved by Customer at least thirty (30) calendar days prior to the dates the testing procedures are scheduled to take place. The Acceptance Test Principles are described in
Appendix D of Annex I of this Agreement.

9.2 The Customer shall be responsible for a proper number of authorized personnel to participate in the acceptance procedure.

9.3 If the tests performed during the application of the Complete Acceptance
Plan for the acceptance of the System are not successful according to the
Complete Acceptance Plan, these tests shall be repeated immediately and within the timetable defined in the Complete Acceptance Plan, until they are completed successfully. The Supplier shall repair malfunctions and/or failures/Defects, which may occur in the System observing however the delivery timetable of this
Agreement.

9.4 The acceptance procedure shall be completed as soon as the following are achieved:

a. The tests for the System have been completed by the Parties, through the signature of the System Acceptance Report ("SSAR").

b. Every and all of the materials, equipment and other items provided in the
Bill of Quantities have been delivered, installed and tested for each one of the
System,

c. The training has been completed and the Customer's trainees have been certified with the Certificate of Training for the operation and maintenance of the System.

d. All of the written documentation has been delivered to the Customer.

9.5 Delay Penalty

In the event of any anticipated delay in achieving the FAT date (item j)
specified in paragraph 3.2 of Annex I, due solely to the default of the
Supplier, the Supplier shall be required to immediately notify the Customer that such a delay will occur. Upon such notification, the Customer shall grant a grace period of sixty (60) days to remedy the delay. If the delay has not been remedied within the grace period of sixty (60) days, the Supplier shall pay, as liquidated damages, for its default and as a penalty, the amount of zero point one five (0.15%) of the total Contract Price for each Phase per day, beginning from the thirty (30) days after the FAT date (item j), not to exceed ten percent
(10%) of the total Contract Price for each Phase. The

Agreement                                                                Page 12

Vision Plant Inc.           CONTRACT NO: LSA 20040831   Telematics Wireless Ltd.

foregoing states the entire obligation of the Supplier, and the sole remedy of the Customer, with respect to the delay as mentioned above.

ARTICLE 10 DELIVERY - ACCEPTANCE - RISK OF LOSS OR DAMAGE

DELIVERY - ACCEPTANCE

10.1.1 The, Supplier shall deliver the System, ready for operational use, and in accordance with the timetable specified in paragraph 3.2 of Annex I of this
Agreement.

10.1.2 The System shall be accepted by the Customer one month after the Final
Acceptance Tests have been successfully completed and the final test reports have been approved by the Customer. In the event that the Customer has not sent to the Supplier, any written notice regarding a Defect or non successful Final
Acceptance Test, as defined in Article 9 above, then the System shall be deemed to have achieved Final Acceptance for the purposes of this Agreement and shall be considered to have been accepted by the Customer within thirty (30) days after the submission of the final acceptance test reports of the System. The
Supplier is considered to have fulfilled all contractual obligations related to the delivery of the System and shall have the right to receive the respective final payment.

10.1.3 All Contractual Items shall be delivered in accordance with the terms and conditions specified in this Agreement.

10.1.4 The training shall be considered to have been provided properly, upon the issuance and execution by the Supplier of a Certificate certifying that the training has been completed and provided in accordance with the terms and conditions of this Agreement.

10.2 The Supplier, upon the date of the issuance of the Final Acceptance
Certificate, shall transfer and deliver to the Customer all Contractual Items, free from Defects, any claims of third parties, liens, encumbrances and other legal defects.

RISK OF LOSS OR DAMAGE

10.3 All risks of loss or damage to the Products or any other Contractual Item shall be transferred from the Supplier to the Customer on FOB basis, unless otherwise agreed to by the Parties in writing.

10.4 In the event of loss or defect of a Product, prior to the transfer of risk of loss and damage in accordance with this article, the Supplier shall be required to replace it with a new one, at its own expenses.

ARTICLE 11 QUALITY ASSURANCE

11.1 The Supplier is ISO 9001 certified and during the implementation of the
Agreement shall implement a quality assurance system.

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11.2 The Contractual Items shall be accompanied at the time of their delivery by a Certificate of Conformance to the requirements of the Agreement, which will be issued and signed by the Supplier.

11.3 All quality assurance certificates related to the Contractual Items shall be in accordance with the Quality Plan. The aforementioned certificates shall certify that the Supplier is in conformance with the requirements of contractual terms and the specifications in accordance with ISO 9001.

11.4 All equipment, material and supplies provided under this Agreement shall be inspected and tested by representatives designated by Supplier to the extent reasonably practical to assure that the quality of the equipment, materials and supplies being incorporated, is sufficient to realize the System Acceptance Test criteria. The inspection and test program established for such equipment, materials and supplies shall be consistent with the commercial practices normally employed by Supplier in the construction of System.

11.5 Factory Acceptance Test (FAT) by the Customer may be conducted at the
Supplier's premises at least 30 calendar days prior to the shipment of the equipment. The schedule and procedure shall be presented to the Customer in due course. At the time of FAT, all the test data for each equipment or Product shall be presented to the Customer or its representatives. The foregoing shall not be construed as limiting any of the Supplier's obligations under this
Agreement.

ARTICLE 12 WARRANTY

12.1 The Supplier shall provide, for the Products a warranty for a period of one
(1) year from the Handover Date. The spare parts for each Phase are listed in
Annex I.

12.2 In the event that, during the warranty period, any Defect of material may appear, which is capable of affecting the operation of the System by the
Customer, and for which Defect the Supplier is responsible in accordance with the terms and conditions of this Article, the following shall apply:

a. The Customer shall send the defective Product/part to the Supplier. The
Supplier shall repair or replace the defective material and send it back to the
Customer. All transportation, packaging and any custom duties costs shall be borne by the Supplier, provided that the defect of Product/part is not caused by any as specified in Article 12.6.

b. The Supplier shall apply the warranty period in Article 12.1 for the any replacement by a new one from the date the Customer receives the replaced material. The warranty period for any repaired and/or returned material shall be extended for the repairing period.

12.3 Throughout the warranty period, the following must be observed:

a. The notification of the Supplier by the Customer, for any appearance of material defect which is covered by this warranty, by sending a written Event
Report to the Supplier immediately after the defect's detection.

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b. The obligation of the Customer to avoid further use of the defective item immediately after the defect's detection, in order to avoid further damage to the related System.

c. The compliance with the Supplier's written and/or oral, directions for the measures the Customer must take until operations are restored, in accordance with the specifications.

12.4 Ownership of every item replaced in accordance with the terms of the
Warranty shall be transferred to the Supplier. Every item repaired within the frame of the warranty shall be covered under the warranty until its extension in accordance with Article 12.2(b).

12.5 The Products shall be stored, used, tested/ inspected and placed in operation in accordance with the Technical Manuals and all other written instructions issued by the Supplier.

12.6 The Warranty provided by the Supplier shall not cover defects resulting from:

a. Damages or malfunctions caused by the use of unauthorized individuals, bad use or non compliance or non-conformity with the Supplier's written directions.

b. Damages or malfunctions caused by:

(1) Electric power overload, fire, (excluding fire caused by defect of material)
and / or force majeure,

(2) Accidents (except for accidents caused by defects of material),

(3) Improper storage,

(4) Products from which the manufacturer's serial numbers have been removed, or,

(5) Products that have been opened or dissembled by the Customer, without the
Supplier's authorization for such action.

(6) Normal wear or tear.

(7) Vandalism or other criminal activity of third parties.

12.7 This warranty also covers the cost of parts, materials, and mechanical parts which have suffered damages of any nature exclusively due to the defective
Contractual Item, and which damage was notified to the Supplier in a timely manner, so that the System may be returned to a state of full and proper operation. The Spare Parts which will be kept at the Customer's premises are recommended and listed in Annex I.

12.8 Warranty Bond

On the Handover Date for each Phase the Supplier shall provide a Warranty Bond in the face amount equal to the ten (10) percent of the amount of the Contract
Price (less licensing fee) for each Phase. If the Supplier cannot perform the obligations specified in this Article, the Warranty Bond shall be withdrawn from the bank as specified in Appendix C of Annex II and shall be used for the replenishment of any damage, loss, costs and expenses incurred or suffered by the

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Customer due to the Supplier's failure to perform its warranty obligation(s).
The Warranty Bond shall expire at the end of the warranty period.

ARTICLE 13 MAINTENANCE

The Supplier shall provide to the Customer the Maintenance Services (maintain the System) up to Handover Date (one. month after the Final Acceptance
Certificate is issued), according to the terms and conditions stated in Annex I.
After the above period, the Parties shall negotiate the terms of a separate
Maintenance Agreement.

ARTICLE 14 TRAINING

14.1 The Supplier is obliged to provide training in accordance with this
Article, and Annex I to the trainees of the Customer in the use and operation of the System.

14.2. The Customer, in order to facilitate the Supplier to fulfill its training obligation as defined in Article 14.1 above and in Annex I, agrees to provide to the Supplier the following services under the terms and conditions defined hereinbelow:

14.2.1 The Customer shall designate the personnel to be trained by the Supplier.
The training shall be in the English language to the Customer's designated trainees as set forth in Annex I. The training material which shall be free of charge and used during the training shall be in the English language.

14.2.2 The Supplier shall supply a training facility in Israel free of charge as required, in accordance with Annex I.

14.3 Following the training to be provided by the Supplier to the personnel designated by the Customer, the latter will train the all of his additional employees.

14.4 The personnel designated by the Customer to act as instructors (after their training) will have the responsibility to translate the training material to the
Korean language. English versions of the training material will be provided to the trainees with the English one being the official.

14.5 The Supplier shall, at the end of each training course, provide a
Certificate of Successful Completion of Training to each trainee who successfully completes the training course.

ARTICLE 15 INSURANCE

15.1 Notwithstanding any provision contained herein, any Party and its employees, agents, representatives, consultants, subcontractors and suppliers, are not insured by the other Party, and are not covered under any policy of insurance that the other Party has obtained or has in place.

15.2 The Contractual Items shall be insured against loss and damage during transportation, at the Customer's cost, for their full contract value. This insurance shall cover all risks relative to the nature of the goods, including, without limiting the generality of the foregoing, war, strikes.

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15.3 For the implementation of this Agreement, every Party and its subcontractors shall have insurance coverage against general risks and civil liability, which they usually conclude for their own protection. In addition, they shall maintain the aforementioned insurance coverage in force until the
Handover Date.

ARTICLE 16 INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS

16.1 Indemnity

Subject to Article 16.3 below, the Supplier will defend, indemnify and hold harmless the Customer, and its directors, officers, employees and agents, from and against any and all Intellectual Property Rights claims, demands, liabilities, actions, suits, proceedings (including reasonable attorneys' fees)
asserted by a third party arising out of or relating to, the Supplier's performance or System or Contractual Items based upon Ituran Technologies under this Agreement, and the Supplier agrees to undertake the cost of defending the same, and will pay resulting costs and damages finally awarded, provided that:

16.1.1 The Customer promptly notifies the Supplier of the claim;

16.1.2 The Customer cooperates with the Supplier in the defense, provided that the Supplier reimburses the Customer for its reasonable out-of-pocket expenses
(including reasonable outside counsel legal fees) associated with such cooperation; and

16.1.3 The Supplier has sole control of the defense and all related settlement negotiations, using counsel reasonably satisfactory to the Customer.

16.2 The Supplier's Obligations Regarding Infringement Claims.

The Supplier represents and warrants to the Customer that as of the Effective
Date it has not been notified of any claim that the Supplier's use of the System violates the legally protected trade secret, proprietary right or other interest of a third party, or infringes a patent, copyright or other intellectual property right of a third party (a "Third Party Infringement Claim").

16.3 Third Party Infringement Claims.

If a Third Party Infringement Claim occurs as described in Article 16.1 above with respect to one or more elements of the System, or in the Supplier's opinion is likely to occur, the Supplier will use reasonable efforts, at its option and expense, either to challenge such Third Party Infringement Claim or otherwise procure for the Customer the right to continue to use, maintain and provide support for the System, or to replace or modify the alleged infringing element so that such element becomes non-infringing, provided that such replacement or modification does not materially affect performance of the System and shall not be prejudicial to the right of the Customer under Article 16.1.

ARTICLE 17 PROGRESS REVIEWS - MONITORING OF THE IMPLEMENTATION OF THE AGREEMENT

PROGRESS REVIEWS

17.1 The Supplier shall meet with the Customer to review the progress of the
Agreement implementation. The scheduled meetings shall be a means of communication with the Customer

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to examine the agenda issues which have been agreed upon or those for which the
Customer shall be required to be briefed on from time to time.

17.2 The Supplier shall submit specific issues of the agenda prior to the scheduled review meeting. The Agenda issues shall cover, inductively, but not limited to, issues of the development for specific Contractual Items, design and production reviews, modifications, contractual and logistics issues, possibly requested tests, financial issues and deliveries. The Customer must respond within 15 calendar days from receipt of the aforementioned issues. The Customer may request modifications and/or additional items to be discussed, so that the scheduled agenda shall include other issues under the condition that these changes are included in the object of this Agreement.

17.3 The specific meeting dates and the location of the meetings shall be agreed upon between the Parties.

MONITORING OF THE IMPLEMENTATION OF THE AGREEMENT

17.4 The representatives of each Party shall adhere to the regulations and limitations imposed by the other Party at the facilities where they shall be housed or in the locations they shall visit.

17.5 Under the terms and conditions of the above paragraph, the Supplier shall ensure that the Customer's representative will have access to all locations related to the production, use and testing, performance use and testing, and the completion, verification and quality control of the System. The Customer shall notify the Supplier 14 calendar days in advance, regarding the visits of the
Customer's representatives and shall inform the Supplier of the number and identities of the representatives, the purpose of the visit. The visit shall take place during business hours. The Customer's representatives shall avoid all acts which may hinder the smooth operation of the facilities.

ARTICLE 18 WAIVER OF RIGHTS

18.1 The waiver or the non exercise of any term of this Agreement by either of the Parties shall not constitute a waiver of any of the rights of the said
Party. Such resignation shall be valid only if it is agreed upon in writing between both Parties, in accordance with Article 40.

18.2 Failure or omission of either of the two Parties to impose upon the other
Party, at anytime, the application of the provisions of this Agreement or to exercise any right provided by this Agreement shall not be interpreted as being a present or future resignation from these provisions or rights and shall not affect the existence/validity, enforcement of the Agreement.

18.3 The explicit resignation of any of the Parties from any of the rights resulting from any Article or any provision contained in this document, does not constitute a waiver/ resignation from any future right or obligation in accordance with this Article or provision, or waiver/ resignation from any other right which derives from any term of this Agreement, unless it has been agreed otherwise between both Parties.

18.4 Any omission by the either Party to immediately claim any indemnification from the other Party for any damage, costs or other expenses that will be paid by it for the other Party's account,

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Vision Plant Inc.           CONTRACT NO: LSA 20040831   Telematics Wireless Ltd.

shall not constitute resignation of the Party from its right to claim indemnification for the damages, costs or other expenses and the Party has the right to claim the aforementioned indemnification at any time, in accordance with this Agreement.

ARTICLE 19 LOCAL LICENSES, PERMITS AND APPROVALS

The Customer will be responsible to procure the Business License, Spectrum
License, any Local Licenses and permits necessary to establish and operate the
System in the Territory. The Customer shall be responsible to obtain any other licenses, permits and approvals necessary for the Supplier to perform its contractual obligations, including any and all permits and approvals related to the Supplier's and its subcontractors personnel, such as security provision requirements, visas, work and residence permits if required, etc. Without derogating from the above, the Customer shall assist and support the Supplier and shall use its best efforts to arrange for the residence permits as well as for the necessary work permits for the Supplier's personnel. With respect to the application by the Customer for the Type Approval of end user terminal and Base station equipment which is mandatory by the Korean governmental law, the
Supplier shall co-operate diligently with the Customer for the application.

For the above purposes, the Supplier shall make its best efforts, including business and technical supports, to assist the Customer for the Term including but not limited to the period from the signing of this Agreement and the
Customer's obtainment of the Business License from the Korean Government.

ARTICLE 20 COMPLIANCE WITH LAWS

20.1 The Parties specifically acknowledge that each of them and their respective supplier's employees, agents, subcontractors, and consultants shall conduct business within the letter and spirit of all applicable laws and regulations.

20.2 Should either Party be found to be non-compliant with any of the provisions of the aforementioned laws; as well as of Article 19, such Party shall indemnify the other Party for any penalty, loss or expenses incurred by the other Party as a result of the defaulting Party's breach of any of its obligations under this
Article.

20.3 Each Party is responsible for the supervision and safety of its personnel and the personnel of its subcontractors/suppliers. All delivered products, work or services provided or performed under this Agreement by each Party shall be safe for all uses contemplated by the present Agreement. The Customer is responsible for the supervision and safety of its personnel and the personnel of its subcontractors/suppliers.

ARTICLE 21 GOVERNING LAW / ARBITRATION

21.1 This Agreement shall be governed by and construed in accordance with the laws of the state of New York, USA (LAW) without regard to its conflict or choice of law provisions. This Agreement and all related correspondence shall be written in the English language, which shall take precedence over any translation.

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Vision Plant Inc.           CONTRACT NO: LSA 20040831   Telematics Wireless Ltd.

21.2 Any dispute arising out of or in connection with this Agreement, including its existence, validity or termination, shall be handled in accordance with the following process:

21.3 The Customer and the Supplier's in-country Representative as specified in
Articles 27 and 34 shall agree to enter into negotiations to resolve such dispute. Both parties agree to negotiate in good faith to reach a mutually agreeable settlement within a reasonable amount of time. If after a period of twenty (20) calendar days the dispute remains unresolved, it shall then be solely and finally settled by binding arbitration under the Rules of
Conciliation and Arbitration of the International Chamber of Commerce (ICC),
which rules are deemed to be incorporated by reference into this article. The tribunal shall consist of three (3) arbitrators appointed pursuant to the rules of the ICC and as follows: one arbitrator shall be appointed by the Customer, one by the Supplier. The third arbitrator shall be appointed by the other two arbitrators and shall be the president of the tribunal. The place of the arbitration shall be the state of New York, USA. The English language shall be used throughout the arbitral proceedings. The judgment rendered by the arbitrators upon the award shall be final and binding upon the Parties and may be submitted in any court having jurisdiction for the purposes of obtaining an order of enforcement or judicial acceptance of the award, as the case may be.

21.4 The Parties shall not be entitled for any reason whatsoever, to stop the implementation of this Agreement or/ and any of the obligations hereto. As an exception to the aforementioned, in the event that the Customer delays the payment to the Supplier of any overdue amount of the Price, for a period which is longer than fourteen (14) days from the date that this amount became due and payable in accordance with the terms and conditions of this Agreement, then the
Supplier shall have the right to stop the implementation of its obligations until the date that the Customer will fulfill its respective obligation for payment.

ARTICLE 22 LIMITATION OF LIABILITY EXCUSABLE DELAY

22.1 Aggregate Liability

Irrespective of the number of claims and the basis of such claims, the maximum aggregate liability of either Party in connection with this Agreement for any direct damages or losses, whether such claim arises in contract, tort or otherwise, shall not exceed a sum equal to the amounts actually paid by the
Customer to the Supplier in terms of this Agreement with the addition of ten
(10) percent of the above sum. In addition, this limitation shall not apply to any claims as a result of a Party's breach of its obligations with regard to the other Party's intellectual property rights, in which case Section 16 shall be applied.

22.2 Sole Liability

Either Party's (and its suppliers') obligations and liability under this Article and this Agreement shall be either Party's sole obligations and liability to the other Party and any third party and the Party's exclusive remedy, and the other
Party shall have no other liability whatsoever.

22.3 Excusable Delay

The liability do not apply when the Supplier is unable to complete or is late in fulfilling its contractual obligations towards the Customer exclusively and solely as a result of the culpable ("ipetia siberifora") behavior of the
Customer or of any of the Customer's subcontractors and/or the culpable failure of fulfillment of the Customer's responsibilities in accordance with this

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Agreement, or due to reasons of force majeure in accordance with Article 24 hereto ("Excusable Delay"), nevertheless the Parties will make their best efforts to retain the time schedule and meet the program milestones. In cases of excusable delays, the Customer will hold the Supplier harmless from damages and shall not impose penalties to the Supplier.

ARTICLE 23 ASSIGNMENT OF RIGHTS AND OBLIGATIONS

Neither Party shall assign or transfer its rights or obligation under this
Agreement, in whole or in part, to a third party without the prior written consent of the other Party. Provided, however, that Customer may at any time at sole discretion of Customer, transfer or assign, subject always to this
Agreement and the provisions hereof, in part or in whole, the benefit of this
Agreement to any other assignee or transferee provided the same is a responsible solvent and competent party and able to carry out and perform the provisions of this Agreement to be performed or observed by Customer, and is not a competitor of Supplier, and whose normal place of business is located in the Territory. It is agreed that all the rights and obligations of the Customer shall be automatically transferred to and assumed by the Operation Company, tentatively named as "KLIC" (Korea Location-based Information and Communication Company
Ltd.) which will be established at the initiative of the Customer in accordance with the Korean government business license; and in such event the Customer shall be discharged entirely from any obligation under this Agreement, provided that the Operation Company shall formally accept all the rights and obligations of the Customer under this Agreement in written form. In the event the Customer and the Operation Company agree upon the sublicense of the rights, in whole or in part, granted to the Customer under this Agreement in lieu of the assignment of this Agreement (as prescribed above), the Customer may sublicense its rights granted under the Agreement, in whole or in part, to the Operation Company, at its sole discretion without any approval of the Supplier but subject to the timely notification of such sublicensing to the Supplier. In case of such sublicensing, any references to the Customer in the Agreement shall be deemed as inclusive of the Operation Company as the sublicensee of the Customer, provided that the Operation Company has formally agreed to this in written form;
provided, always, that the Customer shall be fully responsible for the breach of, or deviation from, this Agreement by the Operation Company (as the sublicensee).

ARTICLE 24 FORCE MAJEURE

24.1 If either Party, due to reasons of force majeure, is not able to fulfill its contractual obligations, and particularly to deliver the Contractual Items within the time limits specified in Article 10 - "Delivery- Acceptance - Risk of
Loss or Damage" then the time limits for the fulfillment of its obligations and for the delivery of the Contractual Items shall be extended for a time period equal to the duration of the event which constitutes Force Majeure and of its results, without imposing any applicable sanctions, under the condition that the
Supplier shall act as specified in the following paragraphs of this Article.

24.2 The proof of the event which constitutes Force Majeure and the duration of its results, as well as the size of the negative implications of the occurring of such an event to the smooth implementation of this Agreement, shall be the responsibility of the Party appealing a Force Majeure event, who shall be obliged to submit to the other Party a notification together with the proper documents issued by the competent authorities, as the case maybe, within, at the latest, thirty (30) calendar days from the time the Force Majeure event occurred, while, in the event that

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they are continuous, the Party appealing a Force Majeure event shall within the same time period, specify their estimated end if possible.

24.3 Taking into consideration the special conditions of the implementation of this Agreement, Force Majeure Events shall be deemed only those which: a) are beyond the control of the Party suffering the events, b) they take place without being caused by such Party's culpability, c) hinder this Party from fulfilling its obligations despite the reasonable attempts to implement alternative means and ways for this fulfillment. The following events shall be considered to constitute Force Majeure, under the aforementioned conditions:

24.3.1 Destructive fires, floods, earthquakes or other natural disasters.

24.3.2 Generalized war that hinders specifically the implementation of the
Agreement.

24.3.3 Embargo or accidents that influence the transportation and delivery of the Contractual Items.

24.3.4 Political upheaval, terrorist acts, vandalism and sabotage.

24.3.5 Interruption of power supply and other utilities or verified machinery damage.

24.3.6 General or partial strike, declared by the legally recognized unions, at the Supplier's facilities.

24.3.7 The announcement by the foreign affairs ministry, which on whatever reason warn, or limits or forbids one side to travel to the other Party state.

24.4 The forgoing Force Majeure shall not be applicable to the granting and validity of the Radio Location System License and any other matters as contemplated in Article 4 and Extension of Business as contemplated in Article
30.

24.5 If the Parties do not agree as to the characterization of events as constituting force majeure and / or as to their consequences to the inability of the Party who pleads them for the nonfulfillment of its contractual obligations, the provisions of Article 21 ("Governing Law / Arbitration") shall apply. No
Party shall unjustifiably refuse, the acceptance of a proven event of Force
Majeure.

The Party that will have been notified regarding the occurring of an event constituting Force Majeure is obliged, within eight (8) calendar days after receiving the information documenting the event which constitutes Force Majeure, to notify the other Party in writing, of its acceptance or refusal to accept that the event constitutes force majeure; otherwise, the event and its consequences shall be considered accepted.

24.6 The Party appealing a force majeure event, shall continue to perform the part of its contractual obligations which is not affected by the force majeure event and shall make all reasonable efforts in order to minimize the negative impact of this event in the fulfillment of its obligations. After the occurring of the force majeure event, the implementation of this Agreement shall continue in the most beneficial manner for both parties. In case that

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modifications are required in the delivery timetable, the payment timetable, etc. these shall be defined and shall be mutually agreed to within eight (8)
calendar days in accordance with Article 40 "Amendments of the Agreement", from the time that the affected Party provided written notification that the force majeure event is terminated.

ARTICLE 25 LOCAL MANUFACTURING AND TECHNOLOGY TRANSFER

25.1 The Parties acknowledge and confirm the need for the Local Manufacturing and Technology Transfer in accordance with the policy of the Korean Government.

25.2 The Supplier shall supply to the Customer all necessary information and data for relevant subsystems of the NCC required to enable the Customer to produce Korean language versions of such software. The Customer must ensure that all reasonable steps are taken to protect the Supplier's Intellectual Property rights in the use of such information and data.

25.3 The Parties understand that enough samples of initial quantities for Phase
One, of mobile units and base station systems, at the discretion of the Supplier for the purpose of initial setup and stabilization of local systems, will be manufactured in Israel; after which, will be locally manufactured in Korea to facilitate the delivery and operation and maintenance support, and to minimize customs duties and any other miscellaneous costs. The local manufacturers, shall be chosen from the list of candidate companies provided by the Customer and shall be evaluated and approved by the Supplier. The Supplier shall be responsible for the Local Manufacturing process and the Customer shall be constantly updated on the progress and any problems with regard to the Local
Manufacturing process.

25.4 The System, including without limitation the mobile units and Base Station systems manufactured locally, shall be guaranteed by the Supplier

25.5 Further Development

It is acknowledged that the Customer desires that the Supplier shall expedite its current miniaturization plan for the mobile units (2 ASICs - digital and RF)
preferably with the target to start testing of the prototypes in December, 2004 with mass production starting in the third quarter of 2005. The schedule of supply of Korean version of the mobile units, based on the above ASICs, will be agreed upon between the Parties. The Parties agree that the mass production of base stations and handsets for Korean and other markets in the Region shall be done in Korea, under mutual agreement between the Parties. The Parties further agree that the mobile units should be continuously miniaturized after the initial plan described above so that the mobile units can be ultimately integrated into mobile and stationary assets, and any other applications. The terms and conditions for further development and improvement of Base Station system and mobile units shall be mutually discussed and agreed between the
Parties.

25.6 Procurement for the Standard. Equipment

The Parties agree that the Standard Equipment (equipment which is readily available from different vendors) can be procured directly from local manufacturing companies who will be elected by the Customer in accordance with the specifications provided by the Supplier, provided that the performance of such standard equipment shall not be detrimental to the total system guarantee by the Supplier.

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25.7 Supply of the Supplier's Software

25.7.1 From the commencement Date and prior to the Handover Date, the Supplier will have the following obligations to the Customer, as specified in paragraphs
12 and 13 of Annex I of this Agreement:

a. Supply the Supplier's software required to operate the System provided by the
Supplier;

b. Supply the Supplier's software required to operate the Customer's fleet management system at the cost as specified in Annex III upon the Customer's request.

c. Provide necessary training in the System as described in paragraph 3.3 of
Annex I to enable the Customer's personnel to operate fleet management system and to assist the Customer in the marketing of the Products and Services and render maintenance.

25.7.2 Except as otherwise provided in this Agreement, the Supplier shall supply the Supplier's software to the Customer on the terms and conditions set out in
Annex I. From the Handover Date, the Supplier will, at the Customer's request and the Customer's expense:

a. Provide additional training to the Customer;

b. Provide the Supplier's software and infrastructure hardware support not included in Annex I.

25.7.3 From the Handover Date the Supplier will at the Customer's request undertake development work requested by the Customer not otherwise specified in this Agreement, on fair commercial terms and providing such development is consistent with the Supplier's overall development strategy and resource availability.

ARTICLE 26 SUCCESSORS

This Agreement shall inure to the benefit of, and shall be binding upon the
Parties hereto and their successors, and legal representatives.

ARTICLE 27 TECHNICAL AND CONTRACTUAL REPRESENTATIVES

27.1 The Parties shall designate and notify in writing to the other Party technical and contractual authorized representatives.

27.2 All communications shall be in English. Communications that could affect the Agreement's Price, schedules, statement of work, or these terms and conditions shall be made only with the authorized contractual representatives noted above. No changes to this Agreement shall be binding upon either Party unless incorporated in a written modification to the Agreement and signed by the contractual representatives of both Parties.

ARTICLE 28 COOPERATION

Each Party and their respective employees, agents, subcontractors, vendors and consultants shall fully cooperate and not interfere with the performance of employees, agents, other

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Vision Plant Inc.           CONTRACT NO: LSA 20040831   Telematics Wireless Ltd.

subcontractors, vendors or consultants of other persons or entities working for the implementation of the System. Each Party shall be fully responsible for any breach of this Agreement attributable to the fault of its subcontractors.

ARTICLE 29 RELATIONSHIP OF PARTIES

The Parties and their respective subcontractors are independent contractors and nothing contained in this Agreement shall be deemed or construed to create a partnership, joint venture, or other relationship other than that of the
Supplier and the Customer or those mentioned in any other Agreement between the
Parties. Each Party will be solely responsible for payment of all compensation owed to its employees, its subcontractors as well as employment related taxes and for the performance of the works by its subcontractors.

ARTICLE 30 EXTENSION OF BUSINESS

It is agreed that, for the purpose of securing mutual benefits, the Customer will be authorized to explore potential business opportunities based on the
Ituran Technologies in the Region by means of equity investment, joint venture or the license of Ituran Technologies on behalf of the Supplier and/or Ituran.

More specifically, the Customer will be authorized to perform the following:

a. To search for any potential investor(s) or licensee for the engagement in
System business in a country within the Region;

b. To introduce, present and promote to such potential investor(s) or licensee major aspects of the Supplier's Technologies and the Systems;

and

c. To establish certain terms and conditions related to the creation, performance, development and expansion of any potential business with such investor(s).

It is also acknowledged that the Customer will have the first right of refusal for the System in the Region and confirmed that all potential deals and terms and conditions are subject to the prior consent of the Supplier.

ARTICLE 31 CONFIDENTIALITY

31.1 All information obtained by the Customer and the Supplier relative to the
Supplier or the Customer, for or in connection with this Agreement, including but not limited to information obtained during proposal and pre-proposal efforts and Agreement negotiations, site visits and meetings shall be considered confidential. Accordingly, each Party agrees that it will not disclose to any person such confidential information unless that person has a need to know for the implementation of this Agreement, and is bound by confidentiality obligations consistent with those in this Article. Further, each party shall use confidential information solely for the performance of this Agreement and for no other purpose. Confidential information shall include, but not be limited to, the features of any equipment, tools, gauges, patterns, designs, drawings,

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specifications, engineering data or other technical, financial, business, or proprietary information furnished by or relating to the Supplier or the
Customer. Each Party also agrees to abide by any restrictive legends placed on such information. Upon completion or termination of this Agreement, each Party shall return all such information to its owner or make such other disposition thereof as may be directed or approved by such party.

31.2 The Parties may be required to disclose certain information in order to acquire certain approvals required by each Party's Government or under any law.
Such information may include specifications, technical and financial information, plans, technical reports and other similar information required for export/import license acquisition. Each Party shall inform the other before making such disclosures. Prior to disclosing such information, the disclosing
Party shall notify the receiving party in writing, or by appropriate markings on the documents, that the information is confidential, proprietary, or for "strict official use," as applicable. Proprietary or confidential information shall not include information which, at the date of signature hereof, or thereafter (i)
becomes public domain, by no fault of either Party, (ii) is known to each Party prior to being disclosed by the other Party (iii) is developed independently by each Party (iv) becomes generally known in the industry to which it pertains, or
(v) is legally obtained by each Party at anytime from other sources who are not subject to proprietary restrictions. The Party shall have the burden of proof in establishing any of the above mentioned exceptions.

31.3 Any Party may disclose any information, required by any law.

31.4 Similarly, it may be necessary to disclose certain information to the subcontractors and suppliers of each Party for the performance of the Agreement.
In that case also, each Party shall observe the same restrictions as described above. In addition, each Party shall execute with such subcontractors and suppliers a non-disclosure Agreement with terms consistent with this Article.

ARTICLE 32 INTELLECTUAL PROPERTY, OWNERSHIP, PATENTS

32.1 The Supplier agrees to pay all license fees owed by the Supplier to any third party by reason of performance of the Supplier on this Agreement. The
Customer agrees to pay all license fees owed by the Customer to any third party by reason of performance of the Customer on this Agreement.

32.2 The Supplier and the Customer shall each retain ownership of, and all right, title and interest in and to, their respective, pre-existing technology.
For matter of clarity, all trademarks, trade names, copyrights, patents and other intellectual property rights used or embodied in or in connection with the
Contractual Items developed by the Supplier, and all documentation and manuals relating thereto shall be and remain the sole property of Supplier, and Customer shall not during or at any time after the expiry or termination of this
Agreement in any way question or dispute the ownership by the Supplier of any such rights.

32.3 Licenses and Technical Documentation.

a. The Supplier grants the licenses to the Customer for the technology as set forth in Article 4. Such licenses shall be non transferable except as specified in Article 23. The intellectual property rights associated with such licenses shall be owned by the Supplier or the Supplier's subcontractors and suppliers.
The licenses are granted in this Agreement for use by the

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Customer or any permitted assignee. The licenses shall not grant the right to reverse engineering, copy, manufacture or reproduce any of the Contractual Items delivered hereunder by the Supplier.

b. All of the documentation provided to the Customer and in accordance with this
Agreement shall be complete and shall correspond to the most current version of the accompanying products as they have been delivered to the Customer.

ARTICLE 33 PUBLICITY AND DISCLOSURE

Neither Party shall use the name or logo of the other Party in any news release, public announcement, advertisement or other from of publicity, or disclose any of the terms or subject matter of this Agreement to any third party except as may be required by the law and for the performance of this Agreement, without securing the prior written consent for the other party's Contractual
Representative.

ARTICLE 34 NOTICE

Any notice to be given hereunder by either Party to the other shall be in writing and signed by an authorized representative in the English language and shall be deemed received when delivered by confirmed facsimile or recognized courier. The Parties agree that notices delivered orally, or by electronic mail on the Internet or by intranet, do not constitute official, enforceable notices under this Article. Notices to the Customer shall be addressed to:

VISION PLANT INC.

13th FL., Sewoo Building
837-12, Youksam-Dong
Kangnam-Ku, Seoul, Korea
Tel: +82-2-508-0010
Fax: +82-2-508-0062
Attn: Chief Technology Officer

Notices to the Supplier shall be addressed to:

TELEMATICS WIRELESS LTD

26 Hamelacha St., Holon, Israel
Tel: +972-3-5575757
Fax: +972-3-5575703
Attn: Vice President of Marketing

If either Party changes its address or facsimile number (or any part thereof)
during the Term, it shall so advise the other Party in writing. Any notice thereafter required to be given shall be sent by a recognized courier or fax to such new address or to the new or revised facsimile number.

ARTICLE 35 LIABILITY

IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY DAMAGES OR FOR ANY
LOST REVENUES, LOST PROFITS, OR OTHER, INDIRECT,

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SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES CAUSED, IN WHOLE OR IN
PART, BY THE LICENSING, USE OR SALE OF THE SYSTEM OR ANY PART THEREOF,
INCLUDING, BUT NOT LIMITED TO, ANY LICENSE OR OTHERWISE ARISING OUT OF OR
RELATING TO THIS AGREEMENT. NOTHING IN THIS ARTICLE SHALL RELIEVE THE CUSTOMER
OF ANY OBLIGATION TO PAY TO THE SUPPLIER AMOUNTS DUE AND OWING UNDER THIS
AGREEMENT AND DEVELOPMENT, TRAINING AND SUPPORT CHARGES UNDER THIS AGREEMENT.

ARTICLE 36 TERMINATION

36.1 The Customer may, by written notice of default to the Supplier, terminate the whole or any art of this Agreement, in any one of the following circumstances:

a. The Supplier fails for reasons due to his liable behavior to make delivery of the Contractual Items within ninety (90) days after the each Milestone date set forth in paragraph 3.2 of Annex I or any extension thereof due to Force Majeure reasons or any extension due to Excusable Delay, as defined in Article 22.3 of this Agreement; or

b. The Supplier fails for reasons due to his liable behavior to perform any of its material contractual obligations, according to the principles of good faith, despite the fact that it has been notified by the Customer in accordance with
Article 36.2; or

c. The Supplier becomes insolvent or the subject of proceedings under any law relating to the relief of debtors or admits in writing its inability to pay its debts as they become due.

36.2 Procedure for Termination

If one or more reasons stated in Article 36.1 hereinabove occurs, the following procedure shall apply:

Termination by the Customer

a. The Customer shall send written notification to the Supplier regarding the
Customer's intent to declare this Agreement terminated, indicating the specific breach of the Supplier's contractual obligation and requesting the Supplier to take any action or actions necessary to remedy the situation.

b. The Supplier shall have the obligation to remedy the breach within ninety
(90) calendar days from the date the written notification was received, or, if the breach for which the Supplier is responsible cannot be remedied within ninety (90) calendar days, the Supplier shall have the obligation to propose a remedy and timetable for fulfilling the proposed remedy.

c. If the Supplier fails to remedy the violation for which the Supplier is responsible within ninety (90) calendar days from the time the written notice is received, or the Supplier fails to propose a remedy and a timetable of implementation of the proposed remedy within ninety (90) calendar days, the
Customer shall have the right to terminate the Agreement, in whole or in part, by sending written notification to the Supplier specifying further the reasons for calling the Agreement terminated and the effective date of the Termination.

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Vision Plant Inc.          CONTRACT NO: LSA 20040831    Telematics Wireless Ltd.

36.3 If this Agreement is so terminated, the Supplier shall be responsible for the loss and damage of the Customer (including without limitation any amount paid by the Customer prior to the Termination) attributable to the fault of the
Supplier, always subject to Articles 22.1, 22.2 and 35 above. In case of such
Termination, the Customer shall have the right to withdraw the Performance Bond as a part of its remedy. In case of the occurrence of delay in excess of ten
(10) percent of the Contract Price for each Phase as contemplated in Article 9.5 above, the right of the Customer to terminate this Agreement pursuant to Article
36.1 and the foregoing obligation of the Supplier shall not be affected by the
Delay Penalty by the Supplier pursuant to Article 9.5 above. Provided, however, that if, prior to the Termination, the Customer has exercised the option of the
Delay Penalty as specified in Article 9.5, the amount paid by the Supplier to the Customer as the Delay Penalty shall be deducted from the sum to be paid to the Customer due to the Termination as described above. Further, the Letter of
Credit shall become no more valid and effective upon the receipt by the issuing bank of a written notice from the Customer for the Termination of this Agreement pursuant to Article 36.1 above.

36.4 The Supplier shall continue performance of this Agreement to the extent not terminated and so requested by the Customer.

36.5 In the event that the Customer terminates the Agreement for Force Majeure, this Agreement shall be terminated without liability or claims by either party as a result thereof. The Parties shall settle all open accounts, and the
Supplier shall not be entitled for any reason whatsoever, to claim lost profits or consequential damages or costs resulting from such termination.

36.6 Termination by the Supplier

The Supplier shall be entitled to terminate this Agreement as stated in Articles
36.1 - 36.5 above, mutatis-mutandis.

36.7 Time Schedules

In a case either Party is in a breach of an obligation, all time schedules shall be postponed respectively, for the period of the breach.

ARTICLE 37 TECHNICAL DOCUMENTATION (BIBLIOGRAPHY)

37.1 The Supplier shall provide at no separate cost to the Customer, enough copies of each technical bibliography and -maintenance- training bibliography in writing and electronic form if possible. The manuals shall accompany all technical equipment provided, including the manuals of use as well as those of the management of maintenance of the System. The documentation shall include:

a. Base Station Specifications

b. Base Station Infrastructure Requirements Specifications

c. Vehicle Location Unit Specifications

d. Vehicle Location Unit General Installation Instructions

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Vision Plant Inc.          CONTRACT NO: LSA 20040831    Telematics Wireless Ltd.

e. Personal Location Unit Specifications

f. Fleet Management Post Operating Manual

g. Control Center Diagrams

h. Control Center Infrastructure Requirements Specifications

i. Control Center Operating Procedures

j. VLU and PAL Registration and Activation Procedure

k. System Acceptance Test Procedures

l. Monthly Progress Reports

m. Design Reviews Documentation

n. Project Organization Chart

37.2 All the manuals of operation and other documentation shall be provided in
English language.

37.3 The manuals for standard commercial type (COTS: Commercial Off The Shelf)
shall be delivered in the same form they were created by the manufacturer in
English, provided however this equipment is supplied by Supplier.

37.4 The exact quantities of the bibliography shall be defined in PDR by the
Customer.

37.5 The Technical Documentation to be delivered to the end users shall cover the operation and the maintenance of the first stage (first line maintenance) of the System to the extent that is provided in this Agreement.

37.7 The Supplier guarantees the completeness and correctness of the Technical
Documentation to be provided to the Customer.

ARTICLE 38 SEVERABILITY

If any term of this Agreement is held or finally determined to be invalid, illegal or unenforceable in any respect, in whole or in part, such term shall be severed from this Agreement, and the Parties shall exercise their best efforts in order that the remaining terms contained herein shall continue in force and effect.

ARTICLE 39 INTERPRETATION

The captions and headings used in this Agreement are solely for the convenience of the Parties, and shall not be used in the interpretation of the text of this
Agreement. Each Party has read and agreed to the specific language of this
Agreement; therefore no conflict, ambiguity or doubtful interpretation shall be construed against the drafter.

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Vision Plant Inc.          CONTRACT NO: LSA 20040831    Telematics Wireless Ltd.

ARTICLE 40 AMENDMENTS OF THE AGREEMENT

This Agreement may not be modified unless in writing duly executed by the authorized representatives of both Parties and with specific reference to this
Agreement.

ARTICLE 41 GENERAL TERMS

41.1 The Parties under the Agreements agree that the Supplier and its affiliated companies shall not engage in any business connections in the Region regarding the System except through the Customer or related companies that have major participation from the Customer. The Parties under the Agreement agree that the
Customer and its affiliated companies shall not engage in any business connections in the Region regarding location based service except through the
Supplier or related companies that have major participation from the Supplier.

41.2 Any future business changes of the Supplier, such as changes in share holders, any merger with a third party, sale/assignment of entire and material part of its business and/or assets, and change of names, etc, shall not affect the full rights enjoyed by the Customer under this Agreement and accordingly any future business changes of the Customer, such as changes in share holders, any merger with a third party, sale/assignment of entire and material part of its business and/or assets, and change of names, etc, shall not affect the full rights enjoyed by the Supplier under this Agreement.

41.3 In the event that Spare Parts are ordered by the Customer, their prices shall be as described in Annex III of this Agreement. The specification provided for the Products apply also to Spare Parts.

ARTICLE 42 CUSTOMER FURNISHED EQUIPMENT - INSTALLATION -INFORMATION - SERVICES

42.1 The Customer shall make available to the Supplier all of the Customer
Furnished Equipment (FE), the Customer Furnished Information (Fl), the Customer
Furnished Installations (FIN) and the Customer Furnished Services (FS) free of charge, in a timely manner, in accordance with the provisions set forth in paragraph 11 of Annex I and in general, in such a manner so as not to delay the time schedule. In the event of any delay, and / or if the FE, the FF, the Fl and the FS prove not to be in compliance with the requirements of paragraph 11 of
Annex I or it is proven that they are defective or incorrect, the provisions of
Article 22.3 will apply.

42.2 The Supplier shall be responsible for the, Customer Furnished Equipment
(FE), the Customer Furnished Information (Fl), the Customer Furnished
Installations (FIN) and the Customer Furnished Services (FS), for the time that they shall be in its possession. In the event of expiration or termination of this Agreement, the Supplier shall be obliged to return them to the Customer, forthwith, in the good condition that they were provided to it subject to normal tear and wear.

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Vision Plant Inc.          CONTRACT NO: LSA 20040831    Telematics Wireless Ltd.

ARTICLE 43 ORDER OF PRECEDENCE

This Agreement and all of the Annexes attached hereto are intended to be read and construed in harmony with each other, but in the event of an inconsistency or conflict between provisions of this Agreement, the inconsistency or conflict shall be resolved by giving precedence in the following order:

o In case of inconsistencies between the Articles and the Annexes, the Articles will prevail for any commercial matters, but for any technical matters Annexes will prevail.

o In case of inconsistencies between the Annexes and the Appendices, the Annexes will prevail.

ARTICLE 44 ENTIRE AGREEMENT

This Agreement, including all documents enclosed and signed, shall constitute the entire Agreement and understanding between the parties hereto and shall supersede and replace any and all prior or contemporaneous representations, agreements or understandings of any kind, whether written or oral, relating to the subject matter hereof.

ARTICLE 45 COSTS

Each Party shall bear its own costs including local stamp duty or other taxes or levies in relation to the negotiation, preparation and execution of this
Agreement.

ARTICLE 46 LIST OF ANNEXES

The following is the list of Annexes contained in this Agreement

ANNEX I - System Deployment in Korea Statement of Work (SOW)

ANNEX II - Letter of Credit, Performance Bond, Warranty Bond

ANNEX III - Estimated Price and Payment Terms

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Vision Plant Inc.          CONTRACT NO: LSA 20040831    Telematics Wireless Ltd.

In consideration of the mutual obligations assumed under this Agreement, the
Customer and the Supplier agree to this Agreement which is executed by duly authorized representatives as of the dates below.

AGREED BY:

VISION PLANT INC.                                TELEMATICS WIRELESS LTD.

By:    /s/ Chi Young Kwack                       By:    /s/ Kafry Eddy
       -------------------------------                  ------------------------
Name:  Chi Young Kwack                           Name:  Eddy Kafry
Title: President and CEO                         Title: President and CEO
Date: August 31, 2004                            Date: August 31, 2004

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Vision Plant Inc. Telematics Wireless Ltd.

                                    ANNEX I

                           SYSTEM DEPLOYMENT IN KOREA

                            STATEMENT OF WORK (SOW)

1. GENERAL

This document provides a description of the activities to be carried out by the
Supplier and the Customer as a part of the deployment of Radio Location System in the Territory, including the responsibilities of each Party.

To insure successful deployment and based on the experience of previous deployments of this System in other countries, a "Phased" approach is proposed.
It is based on the initial deployment of Phase One System in Seoul metropolitan and its vicinity areas. Phase One will serve as a basis for the future deployments, will enable proper adaptation to specific local conditions, to train local technical and operational personnel and to serve as an initial and demonstration System for various marketing activities. After completion of Phase
One deployment, its initial trial run and performing all necessary further modifications and adaptations, further deployment can be commenced. The Phase
One System will also serve as a basis for the System Acceptance Testing, after successful completion of which the System and the issuance of System Acceptance
Certificate will be officially handed over to the responsibility of the Customer
(or the Operation Company).

The total System shall be guaranteed by the Supplier, provided that the Customer shall do reasonably best efforts to collaborate with the Supplier.

2. SYSTEM DESCRIPTION

The System for locating vehicles, cargo; people and etc., and exchanging short messages and receiving alarms is composed of the three following sub-systems:

i. Network Control Center (NCC)

ii. Base Stations

iii. End User Terminal

     o    PAL (Personal Alarm and Locator)

     o    VLU (Vehicle Location Unit)

     o    Transmitter/receiver installed in the cargo, asset or etc.

2.1  NCC

The NCC is usually installed in the same building with other offices of the
Operation Company. The NCC is composed of a number of computer systems with dedicated software, workstations

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for operators, and communication systems that connect NCC with the Base
Stations. The NCC is the heart of the system, and its availability is of the utmost importance. NCC's systems have a hot backup and all its infrastructures
(electricity, communication lines, air-conditioning, etc.) are also backed-up. A general description of the NCC is provided in Appendix E of this Annex. The
Operator Station's language will be both the English language and the Korean language. The back-office capabilities, including billing are not part of the proposed System in this Agreement and should be chosen by the Customer based on the local systems and regulations from local vendors. However, for the clarification purposes, all the technical supports for the interface of the capabilities shall be provided by the Supplier.

2.2 BASE STATIONS

The Base Stations are installed in the chosen locations scattered in required coverage area and constitute receive-only or receive/transmit sites. The Base
Stations include computer-controlled receivers that receive signals from the VLU or PAL and transfer the information to the NCC via the communication lines for further processing and display.

Some of the Base Stations are equipped with standard paging transmitters controlled by special controllers. The transmitters receive the information from the NCC and transmit it to the VLU or PAL in a synchronized form. These transmissions serve for synchronization of all active VLUs/PALs and interrogation of the chosen unit. The transmitters are timed by GPS receivers installed at the stations.

Some of the Base Stations contain special synchronization transmitters, responsible for precise calibration of the stations. All of the stations are equipped with appropriate antennas installed on masts, lightning protection systems, air-conditioning and UPS systems.

2.3 GENERAL SYSTEM DESCRIPTION

The System and certain equipment and facilities to be provided by the Supplier shall meet the following specifications:

2.3.1 The System shall be based upon TDOA (Time Difference of Arrival) and DSSS
(Direct Sequence Spread Spectrum) technology for location, messaging and alarm on the uplink in the direction of mobile unit (end user terminal) to Base
Station, and *** FSK (Frequency Shift Keying) paging transmission technique for both control signaling and messaging on the downlink in the direction of Base
Station to mobile unit. All the technologies shall be state-of-the-art and field-proven with commercial and enough billable customers in at least three other countries.

2.3.2 The System shall be able to support basically TDMA, and CDMA for additional capacities on the uplink, and FDMA on the downlink.

2.3.3 The System shall operate on the following frequency and channel bandwidth:

i. Uplink: *** channel bandwidth ***

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ii. Downlink: *** allocated channel bandwidth

2.3.4 The chip rate of the Systems shall be *** chips/sec or higher.

2.3.5 Positioning reliability and accuracy for the System shall meet the following criteria:

i. Service areas

     o    Open area, suburban, dense urban, urban canyon, indoors, underground, etc., the specific conditions of which is defined hereinunder

     o    Open area: An area where there is no obstacle like tall trees or buildings

     o    Sub-urban: A town scattered with buildings or houses lower than

     o    Urban: A city scattered with buildings or houses (10-15 stories)

     o    Dense Urban: A built-up city crowded with large buildings (higher than
          15 stories)

     o    Urban Canyon: In-between areas of higher than 20-story building

     o    Indoors: Inside building with typical wall substance

     o    Underground: Basement-1 (B-1) or B-2 (when achievable)

ii. Target objectives for positioning reliability and accuracy

     o    Mandatory requirement: *** Mandate (Handset-based)

     o    Best efforts to meet the: ***

iii. Testing and Analysis methods

Tested and averaged with sufficient number of samples on each service areas of each Phase as specified in paragraph 3 of Appendix D of this Annex.

2.3.6 The mobile unit to be installed in the vehicle will be able to be interfaced with sensors in the vehicle to deliver the velocity and driving distance of the vehicle to NCC if necessary or requested.

2.3.7 The System shall meet spurious or unwanted emissions requirements specified or to be further specified by the Korean government. Paragraph 2.4 of this Annex are the technical specifications and the spectrum analyzer setting for the measurement of the technical specifications as the minimum to be met. In case the Korean Government modifies the specifications, the Customer shall notify the Supplier of the change, in which case the Supplier shall have the obligation to meet the reasonably modified specifications.

2.3.8 Broadcasting, multicasting, simulcasting and unicasting of paging transmissions from NCC to mobile units shall be possible. The paging transmissions shall perform the

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synchronization of the whole network by the transmission of the synchronization signal ones every 16 frames. All mobile units as well as base stations receive the synchronization signal and maintain the TDMA structure based on this. All paging transmissions and location or message responses from mobile units shall be synchronized according to this distributed timing.

2.4 DETAILED TECHNICAL SPECIFICATIONS OF THE SYSTEM

2.4.1 Frequency range for the service

i. Base Station to end user terminal ***

ii. End user terminal to Base Station ***

2.4.2 Transmission equipment to be installed at Base Station

i. Emission designation : ***

ii. Output power at the output of paging transmitter : ***

iii. Frequency error : *** of the designated frequency

iv. Occupied bandwidth : ***

v. Spurious emission requirements ***

2.4.3 Transmission at end user terminal

i. Emission designation : ***

ii. Output power (P) at the output of the end user terminal : ***

iii. Frequency error : *** of the designated frequency

iv. Occupied bandwidth : ***

v. Unwanted emissions requirements

     o    The total power of *** RBW (Resolution Bandwidth) range measured at the frequency farther than *** from the designated frequency shall be at least *** lower than the average power measured at
          the designated frequency.

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     o    The total power of *** RBW measured at the frequency farther

     o    than *** from the designated frequency shall be at least *** lower than the average power measured at the designated frequency.

2.4.4 Settings for Spectrum Analyzer for the measurement

i. General requirement

     o    The spectrum analyzer should be capable of the automatic measurement of power and occupied bandwidth (*** Series or more advanced)

ii. The power to the antenna measured at the output of paging transmitter

     o    Center frequency : ***

     o    Span : ***

     o    Channel power bandwidth : ***

     o    Average : ***

     o    RBW(Resolution bandwidth), VBW (Videobandwidth), Sweep : ***

iii. Occupied bandwidth

     o    Center frequency : ***

     o    Span : ***

     o    Average : measure more than *** times and averaged

     o    RBW, VBW, Sweep : ***

     o    Measure *** RF energy at the above setting

iv.  Unwanted emissions

     o    Average power of the designated frequency

          o    Center frequency : ***

          o    RBW : ***

          o    VBW, Sweep : ***

          o    Average : measure more than *** times and averaged

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          o    At the above conditions, move the marker at the center frequency and measure the level (example : *** )

          o    Average power of the designated frequency ***

     o Average power of the unwanted emissions

          o    Center frequency : ***

          o    RBW : ***

          o    VBW, Sweep: ***

          o    Average : measure more than *** times and averaged

          o    At the above conditions, move the marker at farther than *** from the center frequency and measure the level (example: *** ) is not applied in this case * (Regulation)]

          o    Average power of the designated frequency - Average power of the unwanted emissions = ***

2.4.5 Minimum capacity of location determination

i. *** locations per second per CDMA/FDMA on the uplink

ii. A multiple of "a" shall be achieved with each CDMA application (up to ***
CDMA) for additional capacity.

iii. The detailed procedures for the test shall be provided at PDR.

2.4.6 Transmission rate of short message transmission

i. Uplink : ***

ii. Downlink : up to ***

iii. The detailed procedures for the test shall be provided at PDR.

2.4.7 Minimum receiving sensitivity

i. Uplink (at the receiver of the Base Station)

     o    Location : ***

     o    Messaging : ***

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ii. Downlink (at the end user terminal) : ***

2.4.8. Requirements for end user terminals

The mobile units will have all the functions required for the normal operations with user interfaces and Base Stations. Particularly, the units will be able to identify the remaining capacity of the battery and inform the NCC. Other typical and specific functions shall be provided.

3. SCOPE OF THE WORK

3.1 GENERAL

The number of Base Stations needed for the deployment depends on the size of the required coverage area and environmental conditions.

It is roughly estimated that the following number of Base Stations will cover the intended coverage for each Phase as shown in next page. The exact number of the Base Stations will be determined when the final radio network design is completed, preferably prior to the Commencement Date.

i. Phase One : *** Base Stations (approximately *** square kilometers)

ii. Phase Two : *** Base Stations (approximately *** square kilometers)

iii. Phase Three : *** Base Stations

[GRAPHIC OMITTED]

Note

1. The coverage in the map is just for illustration purpose and is not on the same scale for each Phase.

2. Phase One : Seoul metropolitan and its vicinity areas

3. Phase Two : Five (5) other major metropolitan cities

4. Phase Three : Across-the-country coverage including Cheju-Do

Annex I                                                                   Page 7

***   Confidential material redacted and filed separately with the Commission.

Vision Plant Inc.                                       Telematics Wireless Ltd.

3.2 PROJECT MILESTONES

The following are the major milestones of each Phase and their corresponding completion dates based upon the Commencement Date (CD) of Article 5.5 of this
Agreement:



------------------------------------------------------------------------------------------
Activity (Completion date)                                  Milestone
------------------------------------------------------------------------------------------

i. Kick-off Meeting.                                        CD + one (1) month
------------------------------------------------------------------------------------------
ii. Preliminary Design Review (PDR) Meeting                 CD + three (3) months
------------------------------------------------------------------------------------------
iii. Handset and Base Station prototype (based on the new   CD + Eight (8) months
miniaturized design)
------------------------------------------------------------------------------------------
iv. Critical Design Review (CDR) Meeting                    CD + eight (8) months
------------------------------------------------------------------------------------------
v. Verification of the technical compliance with the        CD + Nine (9) months Korean
Government's specifications
------------------------------------------------------------------------------------------
vi. Integration and subsystem test                          CD + Nine (9) months
------------------------------------------------------------------------------------------
vii. System test and factory acceptance                     CD + Ten (10) months
------------------------------------------------------------------------------------------
viii. Shipping and delivery                                 CD +Ten and half (10.5) months
------------------------------------------------------------------------------------------
ix. Deployment design, site survey, NCC and sites           CD: Ten and half (10.5) months
construction and preparation (local company)
------------------------------------------------------------------------------------------
x. FAT (On-site installation and test)                      CD + Thirteen (13) months
------------------------------------------------------------------------------------------
xi. Handover Date (Commissioning and trial service)         CD + Fourteen (14) months
------------------------------------------------------------------------------------------
xii. Commercial service                                     CD + Fifteen (15) months
------------------------------------------------------------------------------------------


It is anticipated that Phase Two will commences six (6) months after the commencement of Phase One and Phase Three will commence six (6) months after the commencement of Phase Two.

More detailed plans for each Phase shall be prepared after CD arid following the preliminary phase of site/field survey, and shall be presented at PDR of Phase
One.

The Customer will have an option at his sole discretion to request a partial shipment and deployment of the Demonstration System of Phase One that includes approximately 10 Base Stations and fully functional NCC prior to the shipment of the rest of remaining Base Stations.

Annex I                                                                   Page 8

Vision Plant Inc.                                       Telematics Wireless Ltd.

In this case the overall deployment schedule of the Phase One will be extended by up to two months.

3.3 LOCAL ENGINEERING TEAM AND ITS TRAINING

The following is the list of the Customer's technical personnel (local engineering team) recommended to participate at all the stages of System deployment. This team will work in parallel with the Supplier team and will be trained to perform further deployment, technical operation and maintenance of the System.

i. Engineering Manager

This person will be the technical leader of the Customer's local team members and will have overall responsibility for all the technical aspects of the
System's operation and support. This should be an electronics engineer, preferably with wide experience in integration and technical support for large scale infrastructure-based communications systems (e.g. cellular or paging) and excellent management skills.

ii. Senior System Engineer

This person will be the manager of the NCC Engineering team. He should be software engineer with experience in operating systems (e.g. QNX/UNIX) and real time software.

iii. NCC Engineer

This should be software engineer working under the supervision of Senior System
Engineer.

iv. Base Station Engineer

This person will be responsible for the technical operation and support of Base
Stations. He and his team will actively participate in all the aspects of the deployment and integration of Base Stations. This should be an electronics engineer with experience in installation, operation and maintenance of RF, communications equipment, antennas, modems, interfacing with telecom lines and power supply infrastructure. Preferably, this person should have an experience in integration and maintenance of cellular Base stations sites or paging transmission sites.

v. Base Station Technicians

A few technicians or junior engineers with the experience in installation and maintenance of cellular or paging sites and working under the supervision of
Base Stations Engineer.

The above team will actively participate in all stages of the deployment process under the guidance and supervision of the Supplier's personnel. They all
(especially the engineers) must have good knowledge of English language. They will receive an initial training at Ituran and the Supplier's facilities in
Israel for about two weeks.

Afterwards the team will work together with the Supplier's team in Korea, continuing its training in OJT form. After the deployment, integration and initial operation of the Phase One System, the local team will perform further deployment of both Phase Two and Three in other areas in the Territory, under the guidance and supervision and "as needed" involvement of the Supplier's team.
In parallel, the local team will prepare the required Installation and operating instructions in Korean language, based on their training and experience gathered during the deployment process and the documentation provided by the Supplier.

Annex I                                                                   Page 9

Vision Plant Inc.                                       Telematics Wireless Ltd.

Initial overseas training in Israel will consist of the following as minimum:

Base Station Installation and Maintenance (3 days).

This training aimed at the Customer's field maintenance staff will provide the skills and information required to allow those staff to set up a Base Station, to diagnose problems in the operation of a Base Station and to perform field replacement of failed units.

The training will cover the material presented in the Base Station Maintainer's
Manual and comprise a mixture of presentation material and hands on training.

ii. NCC System Setup and Operation (3 days).

This training aimed at the Customer's operations staff will provide the skills and information required to configure the data files used by the NCC system, to customize the operation of the System and to monitor and control the System in operation.

Training will cover the material presented in the System Software Reference
Manual and the System Console Operator's Manual.

iii. The Customer System Operation (1 day).

This training aimed at the end users of the System will provide the skills and information required to perform user functions such as tracking, messaging and alarm monitoring.

Training will cover the material presented in the customer server Operator's
Manual.

iv. End User Terminal Installation (2 days).

This training aimed at installers of terminals will provide the knowledge and skills required to install the end user terminals in vehicles. The training will cover the material presented in the Terminal Installation Manual to be provided by the Supplier.

3.4  EQUIPMENT PURCHASE

The list of the main items required for the deployment of the Base stations and
NCC(s) is provided in the Appendix A of this Annex. This list is subject to changes according to the specific local requirements. This list is based on the experience of the Supplier and Ituran in their international deployments. Some of the standard items mentioned in the list may be obsolete and should be replaced by the compatible items. The updated purchased list for standard equipment will be prepared by the Supplier immediately upon the CD. The list includes recommended quantities for purchase. Exact quantities for maintenance purposes will be separately agreed upon between the Supplier and the Customer.
The Supplier has the responsibility for special equipment supply. The Customer will be responsible for the standard equipment supply and may propose alternative vendors for specific items, equal in performance to the defined items. The standard equipment items purchased by the Customer must be approved by the Supplier in advance. Any changes in purchasing must be approved by the
Supplier. The purchased equipment will be shipped to the specific locations as directed by the Supplier for further integration and installation. The equipment for the NCC and Base Stations of Phase One will be integrated and tested in
Israel or other places to be agreed by the Parties prior to the shipment to
Korea. The Customer will be responsible for releasing the equipment from Korean customs and transporting it to the NCC or other sites as required.

Annex I                                                                  Page 10

Vision Plant Inc.                                       Telematics Wireless Ltd.

Equipment "type approval" for the special equipment will be performed in full coordination between the Supplier and the Customer. The application preparation and submission will be performed by the Customer and fully supported by the
Supplier.

4. SETTING UP NCC

4.1 INFRASTRUCTURE

The Supplier will prepare the specifications for setting up NCC. The Customer will choose local contractor(s) or on its own plan and set up infrastructure in the NCC building in Seoul or other cities for subsequent Phases if necessary, based on the Supplier's specifications. The infrastructure will permit the operation of the NCC, including its operation during power failures and partial malfunction of the air-conditioning. The infrastructure set up will include the purchase and installation of a generator, UPS, electricity boards and their integration in the building's electricity system.

Based on the Supplier specifications, the Customer will design and construct the partitions required for the operation of NCC and the communication room, taking into consideration all the needs of the Operating Company. A floating floor will be installed in the NCC and the communication room for the passage of cables. A platform for the operators will be constructed in the NCC, and contain furnishings for several operating posts. The Customer will install electricity and communication sockets underneath the floating floor and along the walls of the NCC, fluorescent lighting in the ceiling with anti-glare covers. Electricity boards and carrying equipment of communication to the sites will be installed in the communication room.

The Customer will design, purchase and install a backed-up air-conditioning system for the NCC and the communication room.

The Customer will present all plans to the Supplier and, after their approval, will continue with the implementation stage.

The Customer will ensure that the design and implementation is performed according to all applicable regulations. The Customer's work will be considered completed upon full acceptance by the Supplier.

4.2 COMPUTERS AND COMMUNICATION

The Customer will install NCC's and operators' posts equipment in accordance with specifications and guidelines of the Supplier.

Integration and testing of NCC's equipment will be performed by the Supplier team together with the Customer Engineering team. Initial integration of the equipment for the first NCC will be performed in Israel or other place(s) to be agreed by the Parties with participation of the Customer Engineering team.

Appendix E of this SOW provides general description of the operational NCC.
Digital Mapping Content will be supplied by the Customer according to the requirements presented in Appendix F

Annex I                                                                  Page 11

Vision Plant Inc.                                       Telematics Wireless Ltd.

of this SOW. In addition, the Customer will supply a DTM file (in known format)
that includes the altitude data for all the required coverage area in a definition of at least 1 minute.

5. SETTING UP BASE STATIONS

5.1 LOCATING AND PURCHASE OF SITES

Upon completion of the field review by the Supplier's team, the Customer will be responsible for the location of appropriate sites for Base Stations of each
Phase, on the basis of a primary deployment map and a list of sites that will be prepared by the Customer and confirmed by the Supplier. This list will be based on a special analysis using DTM information ("altitude" maps). For each potential site the Customer will present more than one alternative, stating the technical and economic advantages and disadvantages of each. Among other issues, the Customer will check the possibility of long-term rental, access to the site during all hours, the existence of an appropriate electricity feeding line, place for a mast (or existence of a usable mast) appropriate grounding, and the feasibility of obtaining a data line. The Supplier and the Customer engineering team will verify if there is a risk of possible existence of electro-magnetic interference from nearby radio equipment of third parties as well as general level of electro-magnetic noise that may have influence on System sensitivity.
After one of the alternatives has been approved by the Supplier, the Customer will handle the rental contract and obtain from the municipal or other relevant authorities all required permits for setting up a Base Station.

5.2. COMMUNICATION LINES

The Customer will order for each site intended for the receiving and transmission station some of the following communication infrastructures subject to the discussion with local telecom carrier(s):

i. Two PTP (Point to Point) data lines between the site and the NCC at a rate of minimum 9.6 Kbps leased lines

ii. ADSL-VPN (up: 640kbps, down 1Mbps)

iii. Two ordinary telephone lines

iv. The possibility of working with a line at a rate of 19.2 Kbps and a multiplexer unit for two ports will be examined at these sites

5.3 BASE STATION SITE INFRASTRUCTURE

The Supplier will provide the specifications and requirements for the infrastructure installations at Base Station sites. The Customer will design the infrastructure for each site intended for Base Station. The Customer will plan the type and height of the mast (if necessary), the location for the building/construction (if necessary), the routing of the RF, communication, power and grounding cables, and submit the design to the Supplier for approval.
The mast will be equipped with a lightning arrester with grounding cable, mast illumination (if necessary), a cable ladder, and arms appropriate for the system's antennas. The Customer will submit to the Supplier for approval the type of the construction, the air conditioning system, the method of deployment of the communication infrastructure. The construction will contain the antennas concentrator board for the entry of RF cables, lighting, a smoke/fire sensor, a standard fire extinguisher and a door-opening sensor.

Annex I                                                                  Page 12

Vision Plant Inc.                                       Telematics Wireless Ltd.

After approval of the plans by the Supplier, the Customer will set up the infrastructure at the site. This will include the mast and the construction, installation of RF cables and antennas on the arms, connecting the construction to the electricity source, the grounding, the communication lines, and the RF.
The Customer will purchase all the needed equipment for the above activities except antennas.

If necessary, the Customer will design and erect a fence around the station, and make arrangements with a security company to guard the site.

5.4 GEODETIC MEASUREMENT

At each site the Customer via local contractor, specifically chosen for this task, will perform geodetic measurements for the placement of the antennas. The accepted measuring system is Differential GPS. The required precision is +/- a few tens of centimeters or 1 meter at the worst case.

5.5 INSTALLING A BASE STATION

Upon completion of the infrastructures deployment at the site, the Customer will transport the Base Stations racks to each site and will put it at the construction location. The Supplier and the Customer engineering teams will perform all connections between System's units and the various infrastructures.
The operation of the system at the site shall be performed in accordance with the guidelines issued by the Supplier.

5.6 INTEGRATION WITH NCC

Integration of Base Stations with NCC will be performed by the Supplier's team together with the Customer's engineering team. Each Base Station data will be defined in NCC, including measured location, name, technical profile, communication lines definitions etc. After verification of proper functioning of communication lines using test equipment, each Base Station will be connected to
NCC over the designated line.

The System will provide real time information regarding the communication performance and data validity received from the site.

5.7 ADDITIONAL REQUIREMENTS

In all installation works the Customer will mark all cables with markings to be agreed upon with the Supplier. The cables will be marked at approximately 3 m intervals and adjacent to end connectors. Routing of cables serving different purposes (communication, electricity, grounding, etc.) shall be separated.

The Customer will meet the accepted standards for civil construction, mechanical work, cabling work, and electrical safety. The Customer will ensure that the design and implementation is performed according to all applicable regulations.

Annex I                                                                  Page 13

Vision Plant Inc.                                       Telematics Wireless Ltd.

5.8 DETAILED RESPONSIBILITY MATRIX

The following responsibility matrix shall be applied for the deployment of the
System. In the matrix, O indicates a primary responsible Party while 'd'
does a assisting Party. (C: the Customer, S: the Supplier)

5.8.1 BASE STATION



SYSTEM                 SUBSYSTEM                                            PHASE ONE       PHASE TWO/THREE
--------------------   --------------------------------------------------   ---------       ---------------

                                                                             C     S         C           S
Antenna Installation                          ***                            O    'd'        O          'd'
                                              ***                            O    'd'        O          'd'
                                              ***                            O    'd'        O          'd'
Equipment                                     ***                           'd'    O        'd'          O
                                              ***                           'd'    O        'd'          O
                                              ***                           'd'    O        'd'          O
                                              ***                           'd'    O        'd'          O
                                              ***                            O    'd'        O          'd'
                                              ***                            O    'd'        O
                                              ***                            O    'd'        O
Feeder                                        ***                            O    'd'        O
                                              ***                            O    'd'        O
                                              ***                            O    'd'        O
Cabling                                       ***                            O    'd'        O


5.8.2  NCC



SYSTEM                 SUBSYSTEM                                            PHASE ONE   PHASE TWO/THREE
--------------------   --------------------------------------------------   ---------   ---------------

                                              ***                            C     S     C           S
NCC                                           ***                            O    'd'    O
                                              ***                           'd'    O     O          'd'
                                              ***                            O    'd'    O          'd'
                                              ***                           'd'    O    'd'          O
                                              ***                            O    'd'    O
                                              ***                            O    'd'    O
                                              ***                            O    'd'    O
                                              ***                            O    'd'    O
                                              ***                            O    'd'    O
                                              ***                            O    'd'    O
                                              ***                            O    'd'    O
                                              ***                            O    'd'    O
Environment                                   ***                            O    'd'    O
Power                                         ***                            O    'd'    O
Cabling                                       ***                            O    'd'    O


Annex I                                                                  Page 14

***   Confidential material redacted and filed separately with the Commission.

Vision Plant Inc.                                       Telematics Wireless Ltd.

5.8.3 PROJECT MANAGEMENT



MAJOR ITEM                                                                  PHASE ONE   PHASE TWO/THREE
--------------------                                                        ---------   ---------------

                                                                             C     S     C           S
Radio network design, propagation analysis, site preparations                O    'd'    O          'd'
NCC Assembly, Base Station subsystem and system tests                       'd'    O     O          'd'
Sub system Testing (Hardware Test, S/W Loading)                             'd'    O     O          'd'
Commercial operation and on-going Maintenance                                O    'd'    O          'd'


6. MAINTENANCE

During the establishment and initial operation of the System, the Customer will provide maintenance to the general infrastructure of the NCC and the Base
Stations, including masts installed by the contractor, under the guidance and supervision by the Supplier. The Customer will keep a precise record of all spare equipment stored in NCC warehouse for the purposes of maintaining the system. When an item of equipment is replaced, the Supplier will send the defective item to be repaired.

During the deployment, initial operation and CD for each Phase, the maintenance of all the equipment supplied by the Supplier will be performed by the Supplier as addressed in the Agreement. Further maintenance of this equipment will be performed according to the Maintenance Agreement that will be executed between the Parties.

The Customer will keep a sufficient level of spare units to insure the required response times. Failed equipment will be shipped to Israel for repair and replacement. The repair time in Israel will not be more than 30 calendar days after receiving equipment.

The Customer will keep a detailed record with regard to the date and type of malfunctions, the method in which each was handled, and the time it took to repair the malfunction.

7. INFRASTRUCTURE ACCEPTANCE TESTS

These acceptance tests refer to the acceptance by the Supplier of the infrastructure preparations and associated works performed by the Customer with regard to NCC and Base Stations. Tests of Base Stations' infrastructure are specified in Appendix B of this SOW. Tests of NCC infrastructure are specified in Appendix C of this SOW. The tests will be performed by the Supplier in the presence and the assistance of the Customer.

8. SYSTEM ACCEPTANCE TESTS

System Acceptance Testing will be performed according to the Acceptance Test
Procedures that will be agreed upon between the Parties at CDR. The System
Acceptance Testing will be divided into following phases:

Annex I                                                                  Page 15

Vision Plant Inc.                                       Telematics Wireless Ltd.

i. Base Station Acceptance Testing.

These tests will demonstrate Base Station's equipment compliance with its specifications.

ii. End user equipment Acceptance Testing.

These tests will demonstrate end use terminals, including VLU and PLU compliance with their specifications.

iii. System Acceptance Testing.

This testing will be performed upon completion of the deployment of the System which includes end user terminal, Base Station and NCC for each System. This testing will demonstrate the overall performance of the System in terms of operating procedures, location capability, messaging capability, coverage, interrogation rate (capacity parameter) etc. The testing will be performed using specified number of Vehicle and Personal Location Units. Upon one month from the successful completion of System Acceptance Testing the System will be officially transferred to the responsibility of the Customer.

9. REPORTS AND DESIGN REVIEWS

During the performance of the project the Supplier will submit a monthly progress report to the Customer. The report will include a description of the scope of the work planned for the preceding month in the original plan against actual performance. The report will include a brief description of irregular incidents and malfunctions in the implementation of the project which may delay the schedule for each Phase. The Parties will hold a Kick-of Meeting and two
Design Reviews, PDR(Preliminary Design Review) and CDR(Critical Design Review)
where the detailed status of the project with a breakdown of activities performed in relation to planning, and a detailed working plan for the future will be presented. The Design Reviews will be performed at the location(s)
designated by the Customer. At Kick-off Meeting a Project Organization Chart
will be presented by the Supplier.

10. SYSTEM DOCUMENTATION

The Supplier will provide the following documentation as minimum in due course to be requested by the Customer:

i. Base Station Specifications
ii. Base Station Infrastructure requirements specifications
iii. Vehicle Location Unit Specifications
iv. Vehicle Location Unit general installation instructions
v. Fleet Management post Operating Manual (optional)
vi. Personal Location Unit Specifications
vii. NCC Diagrams
viii. NCC Infrastructure requirements specifications
ix. NCC Operating Procedures
x. VLU and PAL Registration and Activation Procedure
xi. System Acceptance Test Procedures
xii. Monthly progress reports
xiii. Design Reviews documentation
xiv. Project Organization Chart

Annex I                                                                  Page 16

Vision Plant Inc.                                       Telematics Wireless Ltd.

The above documentation will be in English.

The Customer or local contractors if applicable, responsible for NCC and Base
Station infrastructure preparation, will maintain documentation for each site to be established. The documentation of NCC will include a detailed description of the electricity system, including all interim boards and the main electricity board, specifying the types of cables and automatic switches. The markings of the switches in the documentation will be identical to their markings on electricity boards. The documentation of the System will include diagrams of the connections of all components of the System, specifying numbers of cables, types of cables, and names of connectors. The markings in the diagrams will be identical to the markings on cables and connectors.

For each Base Station the Customer will prepare a booklet, indicating the site on a map with a scale of 1:100,000. The booklet will also contain a descriptive diagram of the site and the mast, specifying the disposition of the dedicated equipment, and digital photographs of the interior and exterior of the site. The documentation will include a complete address of the site, precise coordinates of the antennas, the name and telephone numbers of the site owner, the name and telephone numbers of the contractor's liaison, details of electricity feeding up to the structure's main board, and the paths of communication and grounding lines. The Customer will provide a detailed description of the connections between components of the system, including types of cables, their length, and types of connectors. The Customer will specify the manufacturer's number of each of the items of equipment installed at the site, including air-conditioner, electricity board, and components of the locating system. The station's infrastructure acceptance test report will be attached to the booklet. All of the material will be submitted on magnetic media and in a hard copy.

11. THE CUSTOMER FURNISHED ITEMS

In accordance with Article 42 of the Agreement, the following are the Customer
Furnished Items which include Equipment, Installation, Information and Services.
The detailed Items not described in the annex shall be discussed at PDR or subsequent project management.



------------------------------------------------------------------------------------------
ITEMS                              CONTENT
------------------------------------------------------------------------------------------

The Customer Furnished Equipment   1.   ***
(FE)                               2.   ***
                                   3.   ***
                                   4.   ***
                                   5.   ***
------------------------------------------------------------------------------------------
The Customer Furnished             1.   ***
Information (FI)                   2.   ***
                                   3.   ***
                                   4.   ***
                                   5.   ***
------------------------------------------------------------------------------------------


Annex I                                                                  Page 17

***   Confidential material redacted and filed separately with the Commission.

Vision Plant Inc.                                       Telematics Wireless Ltd.



------------------------------------------------------------------------------------------

                                   6.   ***

------------------------------------------------------------------------------------------
The Customer Furnished             1.   ***
Installations (FIN)                2.   ***
------------------------------------------------------------------------------------------
The Customer Furnished Services    1.   ***
(FS)                               2.   ***
                                   3.   ***
                                   4.   ***
                                   5.   ***
                                   6.   ***
                                   7.   ***
                                   8.   ***
                                   9.   ***
                                   10.  ***
                                   11.  ***
                                   12.  ***
                                   13.  ***
------------------------------------------------------------------------------------------


12. ADDITIONAL SOFTWARE TERMS AND CONDITIONS

This section contains additional terms and conditions relating to the Supplier's software that are not included elsewhere in this Agreement and Annexes.

12.1 RECITALS RELATING TO SOFTWARE

The Supplier agrees to provide Support Services relating to the Supplier's
Software.

12.2 THE SUPPLIER'S SOFTWARE

12.2.1 Specification

i. The Supplier may alter, substitute or modify the specification of the
Supplier's Software from time to time. The Supplier shall notify the Customer as soon as practicable of any such alteration, substitution or modification.

ii. The Supplier's Software will continue to be subject to this Agreement notwithstanding any such alteration, substitution or modification.

iii. The Customer shall be under no obligation to install and implement such changes as notified pursuant to paragraph 12.2.1.a.

iv. The Supplier shall have no obligation to support superseded versions of the
Supplier's Software beyond twelve (12) months following the date of notification of supersession pursuant to paragraphs 12.2.1.a or 12.2.6.

12.2.2 Documentation

i. The Supplier shall provide the Customer with two (2) copies of System
Software Reference Manual, System Console Operator's Manual, Base Station
Maintainer's Manual and the Terminal Installation Manual (the "Associated
Documentation").

ii. The Associated Documentation shall not be used by the Customer except to assist in the normal operation of the Supplier's Software by itself or its customers.

Annex I                                                                  Page 18

***   Confidential material redacted and filed separately with the Commission.

Vision Plant Inc.                                       Telematics Wireless Ltd.

12.2.3 License

i. The Customer may only use the Supplier's Software in accordance with the
Associated Documentation.

ii. The Customer shall not use the Supplier's Software on equipment other than
Supplier's Network hardware without the prior written consent of the Supplier.

iii. The Customer shall not copy, alter, modify or reproduce the Supplier's
Software or the Associated Documentation without the Supplier's prior written consent except for copies of manuals for its customers or own use.

iv. The Customer shall not permit the Supplier's software to be used by any other person except as permitted under paragraph 12.5.

v. In addition to other remedies available to the Supplier under this Agreement or otherwise, any unauthorized use, alteration, modification, reproduction, publication, disclosure or transfer of the Supplier's Software will entitle the
Supplier to any available equitable or other remedy against the Customer, including injunctive relief.

12.2.4 Installation

i. The Supplier shall install the Supplier's Software during the installation of the initial Infrastructure Hardware.

ii. The Customer shall give the Supplier such reasonable assistance, including the provision of personnel and equipment, as the Supplier considers necessary to ensure satisfactory installation. The Customer shall ensure the Supplier is granted all reasonable access, including necessary security clearances, for the purposes of complying with this clause.

12.2.5 Reverse Engineering

The Customer shall not reverse assemble or reverse compile or directly or indirectly allow or cause a third party to reverse assemble or reverse compile the whole or any part of the Supplier's Software.

12.2.6 New Releases

i. The Customer shall be entitled to receive New Releases of the Supplier's
Software and shall comply with a direction from the Supplier to:

     o    install New Releases of the Supplier's Software from time to time provided that such installation shall not cause unreasonable disruption to the functioning the Supplier's Network; and

ii. Where such replacement is made:

     o    this Agreement will continue to apply in all respects to the New
          Releases and that the New Releases shall forthwith be deemed to be the
          Supplier's Software for the purpose of this Agreement.

Annex I                                                                  Page 19

Vision Plant Inc.                                       Telematics Wireless Ltd.

12.2.7 Security

i. The Customer will be solely responsible for the use, supervision, management and control of the Supplier's Software and Associated Documentation delivered to the Customer.

ii. The Customer will use its best endeavors to ensure through appropriate contractual terms with the Subscribers that the Supplier's Software is protected at all times from misuse, damage or destruction.

12.2.8 Warranties

i. The Supplier warrants that the Supplier's Software will be properly installed and will substantially operate in accordance with the specifications in Annex I.

ii. The provisions of Article 12 of the Agreement shall apply mutatis mutandis.

12.3 SUPPORT SERVICES

12.3.1 Supply of Support Services

i. The Supplier shall provide Support Services in response to submission of a fault report on the prescribed form by the Customer relating to a suspected defect or error in the Supplier's Software causing the Supplier's Software to depart significantly from Annex 1.

ii. The Supplier shall perform such Support Services as it considers necessary to ensure the Supplier's Software remains in substantial conformity with the
Specification but only to the extent necessary to ensure the Customer's commercial use of the system is unaffected by any non-conformity.

12.3.2 Support Services Availability

i. The Supplier shall provide Support Services during its normal working hours.
The Supplier shall use its best efforts to provide emergency support outside of these hours.

ii. The Customer shall, if so requested by the Supplier, give the Supplier a listing of output and any other data which the Supplier requires in order to reproduce operating conditions similar to those present when any defect or error in the Supplier's Software was discovered.

12.3.3  Exclusions

i. Support Services to be provided by the Supplier under this Agreement do not include:

     o    correction of errors or defects caused by operation of the Supplier's
          Software or the Designated Hardware in a manner other than that specified by the Supplier;

     o    correction of errors or defects caused by modification, revision, variation, translation or alteration of the Supplier's Software not authorized by the Supplier;

     o    correction of errors caused by the use of computer programs not licensed by the Supplier to the Customer;

     o    correction of errors caused by the failure of the Customer to provide suitably qualified and adequately trained operating and programming staff for the operation of the Supplier's Software;

     o    rectification of errors caused by use of the Supplier's Software other than in accordance with the Manuals;

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Vision Plant Inc.                                       Telematics Wireless Ltd.

     o    rectification of errors caused by a fault in the Designated Hardware;

     o    rectification of errors caused by inadequate on site equipment maintenance;

     o    furnishing or maintenance of accessories; attachments, supplies,

     o    consumables or associated items not provided by the Supplier.

     o    correction of errors arising directly or indirectly out of the
          Customer's failure to comply with this Agreement or any other agreement between the parties relating to the Supplier's Software; or

     o    Support Services made more difficult by the Customer's failure to comply with this Agreement or any other agreement between the parties relating to the Supplier's Software.

ii. In the event the Customer requests any of the Services referred to in
12.3.3.a, the Supplier shall present the cost for the implementation and incorporation of the Services asked by the Customer taking into consideration the timeframe. If the Customer chooses to implement the Services, the cost shall be borne by the Customer and the timeframe shall be adjusted accordingly.

12.3.4 Access for the Supplier's Personnel

i. The Customer shall, where relevant, ensure the Supplier's personnel have full and safe access to the Supplier's Software and the Designated Hardware at all
reasonable times for the purpose of:

     o    providing the Support Services; and

     o    installing New Releases.

The Customer shall also ensure that the Supplier's personnel are provided with all information, facilities, services and accessories reasonably required by the
Supplier to enable the Supplier to comply with its obligations under this
Agreement.

ii. The Customer shall, where relevant, provide on request a suitably qualified or informed representative, agent or employee to accompany the Supplier's support personnel and to advise the Supplier on access or on any other matter within the Customer's knowledge or control which will assist the Supplier in complying with its obligations under this Agreement.

12.3.5 Additional Services

From the Handover Date, the Supplier will at no additional cost to the Customer undertake the following activities:

i. deliver to the Customer all new software developments and functional improvements to the Supplier's Network Software undertaken by the Supplier in the generic development of the product;

ii. deliver new releases of the Supplier's Software in order to preserve compatibility with the generic the Supplier's Network Software.

12.4 SUB-LICENSING OF SOFTWARE

12.4.1 The Customer shall grant Software, sub-license(s) to its subscribers on the following conditions:

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Vision Plant Inc.                                       Telematics Wireless Ltd.

i. the sub-license shall only be for the fleet management station software as described in paragraph 13 of this Annex;

ii. the Customer shall enter into an agreement with each subscriber which contains provisions protecting the Intellectual Property to the Supplier's satisfaction.

12.5 COPYRIGHT

12.5.1 The Customer shall ensure that any of the Supplier's Software which it sub-licences pursuant to this Agreement bears notice of copyright and a notice stipulating that the Supplier's Software or any improvements thereto contain confidential information. The Customer shall comply with any reasonable directions of the Supplier as to the form or content of such notice.

12.5.2 The provisions of Article 32 shall apply with respect to the copyright and other intellectual property in the Supplier's Software.

12.6 LOCAL ADAPTATION OF THE SOFTWARE

12.6.1 The Supplier shall supply to the Customer all relevant data and API for the fleet management system and Console to enable the Customer to produce Korean language versions of such software.

12.6.2 The Supplier shall be responsible for technically assisting the functioning, performance or support of any software produced by the Customer using such data and APC.

12.6.3 The Customer must ensure that all reasonable steps are taken to protect the Suppliers Intellectual Property rights in the use of such data and APC.

13. THE SUPPLIER'S SOFTWARE

The Supplier's Software comprises:

13.1 NETWORK SOFTWARE

The proprietary software or firmware contained in the NCC computers and/or the
Base Station computers and circuit card assemblies that is required to perform the functions of location, messaging and alarm reception as well as control and monitoring of the System.

13.2 FLEET MANAGEMENT SOFTWARE (OPTIONAL)

The proprietary executable code, data files and support files installed on a personal computer for the purposes of allowing that computer to function as a
Fleet Management Station connected to the System.

13.3 CONSOLE SOFTWARE

The proprietary executable code, data files and support files installed on a personal computer for the purposes of allowing that computer to function as a
System Console connected to the System.

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Vision Plant Inc.                                       Telematics Wireless Ltd.

13.4 MOBILE TERMINAL (VLU AND PAL) SOFTWARE

The proprietary firmware that resides in the Mobile Terminal to implement the functions required of a Transponder operating on the Network.

13.5 OTHER SOFTWARE

The proprietary applications software and/or utilities that may be made available from time to time for installation on a NCC computer, a Fleet
Management or System Console or other computer to provide ancillary functions

Annex I                                                                  Page 23

Vision Plant Inc.                                       Telematics Wireless Ltd.

                               LIST OF APPENDIXES

APPENDIX A: Equipment List

APPENDIX B: Infrastructure Acceptance Test - Base Stations

APPENDIX C: Infrastructure Acceptance Test - NCC

APPENDIX D: System Acceptance Test Principles

APPENDIX E: Operational NCC general Description

APPENDIX F: Requirements from Digital Mapping Content

Annex I                                                                  Page 24

Vision Plant Inc.                                       Telematics Wireless Ltd.

                                   APPENDIX A

                           EQUIPMENT LIST (PHASE ONE)



---------------------------------------------------------------------------------------------------------------
                                                                                              SUPPLYING PARTY
                                                                                            -------------------
  LOCATION                                SUBSYSTEM                              QUANTITY   CUSTOMER   SUPPLIER
---------------------------------------------------------------------------------------------------------------

 Base station                                ***                                    ***                    O
                                             ***                                    ***                    O
                                             ***                                    ***         O
                                             ***                                    ***                    O
                                             ***                                    ***                    O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***
                                             ***                                    ***         O
                                             ***                                    ***
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
---------------------------------------------------------------------------------------------------------------
  NCC (Full                                  ***                                    ***         O
   Backup)                                   ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
---------------------------------------------------------------------------------------------------------------
 Spare Parts                                 ***                                    ***                    O
                                             ***                                    ***                    O
                                             ***                                    ***                    O
                                             ***                                    ***                    O
                                             ***                                    ***         O
                                             ***                                    ***         O
---------------------------------------------------------------------------------------------------------------
   Software                                  ***                                    ***         O
---------------------------------------------------------------------------------------------------------------


Annex I                                                                  Page 25

***   Confidential material redacted and filed separately with the Commission.

Vision Plant Inc.                                       Telematics Wireless Ltd.

EQUIPMENT LIST (PHASE TWO)



---------------------------------------------------------------------------------------------------------------
                                                                                              SUPPLYING PARTY
                                                                                            -------------------
  LOCATION                                SUBSYSTEM                              QUANTITY   CUSTOMER   SUPPLIER
---------------------------------------------------------------------------------------------------------------

 Base station                                ***                                    ***                    O
                                             ***                                    ***                    O
                                             ***                                    ***         O
                                             ***                                    ***                    O
                                             ***                                    ***                    O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***
                                             ***                                    ***         O
                                             ***                                    ***
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
---------------------------------------------------------------------------------------------------------------
  NCC (Full                                  ***                                    ***         O
   backup)                                   ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
---------------------------------------------------------------------------------------------------------------
 Spare Parts                                 ***                                    ***                    O
                                             ***                                    ***                    O
                                             ***                                    ***                    O
                                             ***                                    ***                    O
                                             ***                                    ***         O
                                             ***                                    ***         O
---------------------------------------------------------------------------------------------------------------
  Software                                   ***                                    ***                    O
---------------------------------------------------------------------------------------------------------------


Annex I                                                                  Page 26

***   Confidential material redacted and filed separately with the Commission.

Vision Plant Inc.                                       Telematics Wireless Ltd.

EQUIPMENT LIST (PHASE THREE)



---------------------------------------------------------------------------------------------------------------
                                                                                              SUPPLYING PARTY
                                                                                            -------------------
  LOCATION                                SUBSYSTEM                              QUANTITY   CUSTOMER   SUPPLIER
---------------------------------------------------------------------------------------------------------------

 Base station                                ***                                    ***                    O
                                             ***                                    ***                    O
                                             ***                                    ***         O
                                             ***                                    ***                    O
                                             ***                                    ***                    O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***
                                             ***                                    ***         O
                                             ***                                    ***
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
---------------------------------------------------------------------------------------------------------------
  NCC (Full                                  ***                                    ***         O
   backup)                                   ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
                                             ***                                    ***         O
---------------------------------------------------------------------------------------------------------------
 Spare Parts                                 ***                                    ***                    O
                                             ***                                    ***                    O
                                             ***                                    ***                    O
                                             ***                                    ***                    O
                                             ***                                    ***         O
                                             ***                                    ***         O
---------------------------------------------------------------------------------------------------------------
   Software                                  ***                                    ***                    O
---------------------------------------------------------------------------------------------------------------


Annex I                                                                  Page 27

***   Confidential material redacted and filed separately with the Commission.

Vision Plant Inc.                                       Telematics Wireless Ltd.

                                   APPENDIX B

INFRASTRUCTURE ACCEPTANCE TEST: BASE STATIONS

Base Station's infrastructure acceptance tests will consist of the following:

1. MAST

i. Testing the existence and integrity of all permits required for the establishment and operation of the base station.

ii. Approval of the mast by a safety engineer if applicable.

iii. Results of geodetic measurements.

iv. Ensuring that the grounding of the mast meets the standards.

v. Painting, illumination, climbing ladder if applicable.

vi. Sealing connectors, marking and path of RF cables.

vii. Antennas: reinforcing arms, jumpers.

2. STRUCTURE

i. Dragging and sealing the structure.

ii. Ensuring that the grounding of the structure meets the standards.

iii. Acid-resistant floor coating.

iv. The type and installation of the air-conditioner.

v. Antenna concentrator: sealing, marking and grounding, VSWR for adjusting the antennas.

vi. Electricity board in the structure: value and types of switches, marking.

vii. Cabling in the structure: cable ladders, arrangement, marking, connectors.

viii. Regularity of communication cables (data and dialing) between the station and NCC.

ix. Batteries: type of batteries, rack, connectors to power supply and electricity board.

x. Fire extinguisher: type, working order, method of installation, expiry dates.

xi. Illumination, fire/smoke detector, door-opening sensor.

3. EQUIPMENT

i. Setting up bases in the structure.

ii. Installing units in bases, connections between units, marking.

iii. Electrical connections, grounding, communication and RF cables to the system's units.

iv. Installation of lightning arresters, AC, RF and communication -
installation, marking.

v. Running order of all items of the system in accordance with the results of the self-test of each unit.

vi. Running order of the station against the NCC.

4. DOCUMENTATION

i. A map of the area indicating the site.

ii. A map of the site indicating the location of the mast, antennas, the structure and cables paths.

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Vision Plant Inc.                                       Telematics Wireless Ltd.

iii. A drawing of the interior of the structure indicating equipment bases, batteries, antenna concentrators, electricity board, and entry points of communication lines.

iv. A drawing of the interior of the equipment base, indicating all units and cables.

v. Photographs of the site, integrity of the documentation, and its concordance with the site.

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Vision Plant Inc.                                       Telematics Wireless Ltd.

                                   APPENDIX C

INFRASTRUCTURE ACCEPTANCE TEST: NCC

NCC's infrastructure acceptance tests will consist of the following:

i. Tests of all equipment (computers, communication): connection to power, markings of sockets and communication points.

ii. Lighting: running order of the lighting, a sufficient quantity, no glare on monitors.

iii. Racks: cables ducting, precise and legible markings, and general quality of work.

iv. Floating floor: stability, ducting of cables underneath the floor, markings, and general quality of work.

v. Examining the running order of modems for dialing, including connections to the communication cables.

vi. Inspection of the air-conditioning system concordance with the plans.

vii. Inspection of the communication to the sites from the SMC workstations.

viii. Inspection of the entire layout of the A/B switches.

ix. Inspection of the UPS system support.

     o    Voltage drop in the network.

     o    Continuous good running order of the system.

     o    Good running order of the emergency lighting.

     o    Generator activation.

     o    After generator activation - activation of the air-conditioning system.

     o    Generator drop in order to measure operation time of UPS batteries.

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Vision Plant Inc.                                       Telematics Wireless Ltd.

                                   APPENDIX D

SYSTEM ACCEPTANCE TEST PRINCIPLES

The system tests at the end of the System deployment for each Phase will consist of the following:

1. OPERATIONAL TESTING OF THE BASE STATIONS

Operational testing of all the components of each Base Station will be performed during the period of one week, every three hours, by means of diagnostic programs from the NCC.

Availability of the following equipment should be reported during the tests:

i. GPS Receivers

ii. Paging Transmitters

iii. Receivers in the Stations (IBSU)

iv. Transmitters Controllers (SPCU)

2. AVAILABILITY TEST OF NCC

The test will be based on the current operation of the system and verification of compliance with Operating Procedures.

3. TESTS OF COVERAGE AND LOCATION ACCURACY

The Test will include movement of defined number of PAL and VLU units in the coverage area and the comparison between the actual location and the location displayed in the NCC to demonstrate required CEP (Circular Equal Probability)
accuracy. The test will include at least 100 locations and 20 end user terminals
(to be provided by the Supplier) for each representative environment as specified in paragraph 2.3.5 of Annex I.

In all the locations, the following data will be registered:

i. Number of receiving stations participating in the location process.

ii. The coordinates calculated by the system.

iii. The coordinates displayed at the operators' workstations.

iv. Actual location as reported from the field.

v. Quality of the signal reception (FOM).

vi. Stability of location.

In addition, the performance of message reception will be verified, including synchronous and asynchronous messaging as specified above.

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Vision Plant Inc.                                       Telematics Wireless Ltd.

4. TEST OF CAPACITY PARAMETERS (NUMBER OF LOCATIONS PER SECOND)

The system will be operated in the continuous interrogation manner to demonstrate required maximum interrogation rate capability.

The above data, after its processing, will enable to evaluate the quality of the
System service and maximum capacity.

The specifications in paragraph 2.4.5 of Annex I will be verified at each representative environment as described in section 3 of this Appendix.

A detailed System Acceptance Test Procedure will be prepared by the Supplier and agreed upon with the Customer at PDR.

Annex I                                                                  Page 32

Vision Plant Inc.                                       Telematics Wireless Ltd.

                                   APPENDIX E

Operational NCC General Description

1. GENERAL

The purpose of this document is to describe Ituran's Operational NCC.

[GRAPHIC OMITTED]

2. EVENT SERVER

2.1 GENERAL

The Event server functionality manages the operational NCC's activities. It receives all incoming alarms received by the Ituran location system from the end units and routes them to operator workstations. All the operator workstations are connected to this server. In addition, the workstations are connected to the location system gateway, and through this gateway they are able to send commands to the end units and receive messages from the end units (such as location and various status messages).

The Event Server also takes part in the unit activation process, the concluding part of every new end unit installation.

2.2 MAIN USER INTERFACE

i. List of connected Operator Workstations with list of events in every station and their status

ii. Communication monitor to the Operator Workstations over TCP/IP

iii. Control of all the NCC's operational parameters (method of workstation routing and load balancing, operational policy control, workstation role definitions etc.)

2.3 COMMUNICATION TO OPERATOR WORKSTATIONS

The Event Server is connected over TCP/IP to the Operator Workstations. Each incoming Event message is routed to a workstation selected according to a few alternate algorithms (the least busy workstation, the "next available" or according to event type). Only this station can then handle this incoming event.

Main features are:

i. New incoming event will be routed to the relevant Operator Workstation that has currently the lowest number of pending events, or by other parameters detailed above.

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     o    New event will be added to the list of events.

     o    An option to temporarily stop routing new events to a specific
          Controller Station

ii. Temporarily or permanently close down a specific Operator Workstation and transfer existing events to another Operator Workstation.

     o    Transferring events from one Operator Workstation to another Operator
          Workstation

iii. Automatic synchronization between Operator Workstation and Event Server upon re-connection.

3. OPERATOR WORKSTATION

3.1  OPERATOR WORKSTATION MAIN FEATURES:

One, two or four opened mapping windows with option to display a different type of map in each window (subject to maps availability).

i. A list of open events and their status

ii. Automatic sorting of incoming alarms risk level based on operational scenarios entered into the system

iii. Full and unit communication abilities, allowing it to both monitor the unit status and send commands to the unit.

iv. Support vector, raster and aerial photo maps

v. Specific vehicle real-time tracking

3.2 VEHICLE DETAILS SCREEN

This screen displays all vehicle telematics information such as: sensors, location, velocity and direction (subject to availability of relevant sensors in the vehicle).

3.3  VEHICLE COMMAND DIALOG OPTION

This dialog option is used for sending various commands to the vehicle, including: location, enabling/disabling vehicle devices.

3.4 VEHICLE DISPLAY ON THE MAP

The vehicle will be displayed on the map with an icon. The icon is derived from the relevant vehicle group.

3.5 RECORD AND REPLAY

All incoming and outgoing messages are recorded. The Controller can invoke a report on any desired event. The report is generated as a table of events, which can be replayed graphically on the map.

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Vision Plant Inc.                                       Telematics Wireless Ltd.

ANNEX I - SOW

APPENDIX F

REQUIREMENTS FROM DIGITAL MAPPING CONTENT

LOCATIONET GIS V2.1

1. GENERAL

LocatioNet real-time GIS engines use an underlying layer of propriety GIS binary data, which is built from spatial databases (digital mapping content). Spatial databases are supplied by data providers that collect and distribute digital map information. There are many data providers around the world with different distribution formats. LocatioNet recommends using data from one of the two major and leading vendors, TeleAtlas or NavTech if possible, yet will work with the
Customer's chosen vendor. The two most popular data formats used for distribution are Mif/Mid text files (developed by MapInfo) and binary Shape files (developed by ESRI). Data can be easily transformed from one format to the other. Digital data includes two types of information: geographical layers and the road network. The geographical layers are used for vector maps drawing. The road network is used for drawing, routing, creating geocode databases and reverse geocoding.

1.1 GEOGRAPHICAL LAYERS

Each geographical layer binds geographical items with a common denominator (e.g.
gas stations, parks etc.). Each geographical item has a set of coordinates that define its location and shape, and a set of attributes that define its look on the map. The shapes can be of any type, such as: points, lines, polylines, polygons and regions (xor combinations of multiple polygons). Examples for geographical layers:

i. Administrative areas (e.g. states, provinces, cities etc.)

ii. Water areas (e.g. rivers, lakes, ponds etc.)

iii. Woodland

iv. Parks

v. Railroads

vi. POI (points of interest) (e.g. restaurants, hospitals, gas stations etc.)

1.2 ROAD NETWORK LAYER

The road layer represents the road network. This layer is very complex;
therefore a lot of information is needed. The road network consists of intersecting roads. An intersection between two roads is called a node
(junction). A section of a road that lies between two nodes is called a road segment; therefore every segment has a starting node and an ending node. Each road can be constructed from one or more road segments. Each road segment has a set of coordinates that define its location and shape, and a set of attributes that define the complexity of use of this layer. The shape of a road segment is always a line or a polyline.

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[GRAPHIC OMITTED]

2. MAPS ENGINE

The vector maps engine displays both geographical layers and the road network.

2.1 MINIMUM REQUIREMENTS FOR AN OBJECT IN A GEOGRAPHICAL LAYER

i. Unique object id

ii. Name (if any, or blank)

2.2 ADDITIONAL REQUIREMENTS FOR AN OBJECT IN A GEOGRAPHICAL LAYER

     o    Type (i.e. in the water layer, types can be: river, lake, pond etc.)

Once the type is supplied, there is an option to control each type's draw attributes separately, instead of applying the same attributes for the entire layer.

2.3 MINIMUM REQUIREMENTS FOR DRAWING A ROAD SEGMENT

i. Segment id, unique in its country

ii. Road level (i.e. national, between cities, main in city, neighborhood etc.)
Road levels function the same way as geographical layers types.

2.4 ADDITIONAL REQUIREMENTS FOR DRAWING A ROAD SEGMENT

i. Road type (i.e. highway, ramp, bridge, tunnel, circuit, pedestrian walkway etc. - allow drawing special features inside road levels)

ii. Road Z level (i.e. a bridge going over a road will have a higher z level)

iii. Route number, if available

iv. Road name constructed of prefix, base name and suffix (i.e. if there isn't any sufficient space to draw Calle de Zurita Maria, perhaps there is for Zurita)

v. Road dividers

vi. Traffic lights

3. GEOCODE ENGINE

The road network is also used for building geocode databases (i.e. all the cities in state, all the streets in city etc.), and for reverse geocoding (i.e.
getting the address of a given coordinates). It is important to get a description of the administrative hierarchy that the data supports, in order to fully understand each country's attributes (e.g. Israel has county, cities and streets while Austria has country, states, cities and streets, etc.).

Annex I                                                                  Page 36

Vision Plant Inc.                                       Telematics Wireless Ltd.

3.1 MINIMUM GEOCODE REQUIREMENTS

i. City name of road segment

ii. Road name of road segment

SUPPORTING MINIMUM REQUIREMENTS WILL ALLOW THE GEOCODE ENGINE TO PERFORM THESE
TASKS:

i. Return roads' center coordinates

ii. Transform coordinates into partial addresses

iii. Get supported countries list

iv. Get the cities list in state

v. Get the roads list in city

vi. Get the cities list in a circle or in a rectangle

vii. Get the roads list in a circle or in a rectangle

3.2 ADDITIONAL GEOCODE REQUIREMENTS
(In each road segment, extra but important)

i. Zone name in city (neighborhood)

ii. Region name in state (province, canton etc.)

iii. State name in country

iv. Left side house number format (i.e. O - odd, E - even, M - mix, U -
undefined)

v. Left from house number (as integer)

vi. Left to house number (as integer)

vii. Left zip code

viii. Right side house number format (as mentioned above)

ix. Right from house number (as integer)

x. Right to house number (as integer)

xi. Right zip code

xii. Road official name and other alternative names

xiii. Each roadside may have a different name

xiv. Each roadside may belongs to a different city

SUPPORTING EXTRA REQUIREMENTS WILL ALLOW THE GEOCODE ENGINE TO PERFORM THESE
TASKS:

i. Convert full addresses into coordinates

ii. Transform coordinates into full addresses

iii. Get the cities list in zip code

iv. Get the roads list in zip code

SUPPORTING EACH SEGMENT'S FROM NODE ID AND TO NODE ID WILL ALLOW THE GEOCODE
ENGINE TO PERFORM THESES TASKS:

i. Return a coordinate of an intersection between two roads

ii. Get the intersections list in a circle or in a rectangle

iii. Get all intersecting road names to a given road

Annex I                                                                  Page 37

Vision Plant Inc.                                       Telematics Wireless Ltd.

                                    ANNEX II

                                   APPENDIX A

                           LETTER OF CREDIT BY SWIFT

TO: BANK HAPOALIM B.M. - TEL AVIV

FROM: A LEADING INTERNATIONAL BANK

40A: FORM OF DOCUMENTARY CREDIT: IRREVOCABLE

20: DOC. CRED. NO.

31C: DATE OF ISSUE: ________________

31D: DATE AND PLACE OF EXPIRY: ________________ IN ISRAEL (__ MONTHS AFTER THE
L/C ISSUANCE DATE)

50: APPLICANT: VISION PLANT INC: 13 FLOOR, SEWOO BUILDING, 837-12, YOUKSAM-DONG,
KANGNAM-KU, SEOUL, KOREA

59: BENEFICIARY: TELEMATICS WIRELESS LTD. 26 HAMELACHA ST., POB 1911, HOLON
58117

32B: CURRENCY CODE AMOUNT: $US

41A: AVAILABLE WITH....BY: BANK HAPOALIM B.M. BY NEGOTIATION

42C: DRAFTS AT ________________ SIGHT

42D: DRAWEE: ISSUING BANK

43P: PARTIAL SHIPMENTS: ALLOWED

43T: TRANSHIPMENT: ALLOWED

44A: LOADING OF BOAD/DISPATCH/TAKING IN CHARGE AT/FROM: ANY PORT OR AIRPORT IN
ISRAEL

44B: FOR TRANSPORTATION TO: ANY PORT OR AIRPORT IN KOREA

44C: LATEST DATE OF SHIPMENT: ________________

45A: DESCRIPTION OF GOODS AND/OR SERVICES:

SUPPLY OF RADIO LOCATION SYSTEM IN KOREA AS PER CONTRACT NO: LSA 20040831 DATED
31 AUGUST 2004 (the "AGREEMENT")

Annex II                           Appendix A                             Page 1

Vision Plant Inc.                                       Telematics Wireless Ltd.

46A: DOCUMENTS REQUIRED:

A. DOCUMENTS REQUIRED FOR THE DELIVERY OF PRODUCTS AMOUNTING TO US$

1) 3/3 ORIGINALS PLUS 3 NON NEGOTIABLE COPIES OF CLEAN ON BOARD MARINE BILLS OF
LADING MADE OUT TO ORDER OF ISSUING BANK MARKED "PAYABLE AT DESTINATION" NOTIFY:
APPLICANT.

AND/OR

AIRWAYBILL (3RD ORIGINAL - FOR SHIPPER) CONSIGNED TO ISSUING BANK MARKED
"PAYABLE AT DESTINATION" NOTIFY: APPLICANT.

2) COMMERCIAL INVOICE IN 3 ORIGINALS AND 3 COPIES SIGNED BY THE BENEFICIARY.

3) PACKING LIST IN ONE ORIGINAL AND 2 COPIES.

4) ONE (1) ORIGINAL CERTIFICATE OF CONFORMANCE RELATED TO THE GOODS SIGNED BY
THE DULY AUTHORIZED REPRESENTATIVE OF THE BENEFICIARY AS PER ARTICLE 11.2 OF THE
AGREEMENT.

5) ONE (1) QUALITY ASSURANCE CERTIFICATE RELATED TO THE GOODS SIGNED BY THE
REPRESENTATIVE OF THE BENEFICIARY AS PER ARTICLE 11.3 OF THE AGREEMENT.

6) ONE (1) ORIGINAL CERTIFICATE SIGNED BY THE REPRESENTATIVE OF THE BENEFICIARY
CERTIFYING THAT THE BENEFICIARY DECLARES THAT THE GOODS WERE INSPECTED AND
TESTED BY THE REPRESENTATIVE OF THE BENEFICIARY AS PER ARTICLE 11.4 OF THE
AGREEMENT.

B. DOCUMENTS REQUIRED FOR PRELIMINARY DESIGN REVIEW AMOUNTING TO US$

1) COMMERCIAL INVOICE IN 3 ORIGINALS AND 3 COPIES SIGNED BY THE BENEFICIARY.

2) ORIGINAL APPLICANT'S CERTIFICATE CERTIFYING THAT PRELIMINARY DESIGN REVIEW
HAS BEEN COMPLETED AND THE REPORT HAS BEEN RECEIVED BY THE APPLICANT.

C. DOCUMENTS REQUIRED FOR CRITICAL DESIGN REVIEWAMOUNTING TO US$

1) COMMERCIAL INVOICE IN 3 ORIGINALS AND 3 COPIES SIGNED BY THE BENEFICIARY.

Annex II                           Appendix A                             Page 2

Vision Plant Inc.                                       Telematics Wireless Ltd.

2) ORIGINAL APPLICANT'S CERTIFICATE CERTIFYING THAT CRITICAL DESIGN REVIEW HAS
BEEN COMPLETED AND THE REPORT HAS BEEN RECEIVED BY THE APPLICANT.

D. DOCUMENTS REQUIRED FOR HANDOVER EVENT AMOUNTING TO US$

1) COMMERCIAL INVOICE IN 3 ORIGINALS AND 3 COPIES SIGNED BY THE BENEFICIARY.

2) ORIGINAL APPLICANT'S DECLARATION STATING THAT HANDOVER OF THE SYSTEM OF PHASE
__ HAS BEEN COMPLETED.

3) ONE (1) COPY OF A WARRANTY BOND IN THE AMOUNT OF US$____________ (AS PER
ARTICLE 12.8 OF THE AGREEMENT) DULY CERTIFIED BY THE ISSUING BANK THEREOF.

47A: ADDITIONAL CONDITIONS

o PRESENTATION OF THE DOCUMENTS NO LATER THAN 21 DAYS AFTER THE TRANSPORT
DOCUMENT DATE.

o COMMERCIAL INVOICE TO SHOW FULL CONTRACT VALUE OF THE RELEVANT ITEM SUPPLIED,
DELIVERED OR PERFORMED AND THE NET AMOUNT PAYABLE UNDER THIS L/C.

o THIS LETTER OF CREDIT SHALL BE TERMINATED AND BECOME INVALID AS OF THE DATE
THE ISSUING BANK WILL RECEIVE A WRITTEN NOTICE FROM THE APPLICANT FOR THE
TERMINATION OF THE AGREEMENT PURSUANT TO ARTICLE 36.1 OF THE AGREEMENT.

71B: CHARGES: ALL THE BANKING COMMISSIONS AND CHARGES OUTSIDE ISRAEL ARE FOR
APPLICANT'S ACCOUNT.

49: CONFIRMATION INSTRUCTIONS: CONFIRM (ALL COSTS AND CHARGES FOR CONFIRMING
BANK SHALL BE FOR BENEFICIARY'S ACCOUNT.)

53A: REIMBURSING BANK: ________________

78: INSTRUCTIONS TO THE PAYING/ACCEPTING/NEGOTIATING BANK: UPON PRESENTATION OF
DOCUMENTS REQUIRED AT YOUR COUNTERS, PLEASE ADVISE US BY TESTED TELEX /
AUTHENTICATED SWIFT STATING AMOUNT OF DOCUMENTS PRESENTED, VALUE DATE OF YOUR
CLAIM AND TRANSPORT DOCUMENT NUMBER AND DATE.

WE HEREBY ENGAGE THAT ALL DOCUMENTS PRESENTED UNDER AND IN COMPLIANCE WITH THE
TERMS OF THIS L/C SHALL BE DULY HONORED.

Annex II                           Appendix A                             Page 3

Vision Plant Inc.                                       Telematics Wireless Ltd.

IN REIMBURSEMENT OF YOUR PAYMENT(S), YOU MAY DRAW BY TESTED TELEX /
AUTHENTICATED SWIFT ON OUR ACCOUNT WITH....(INSERT NAME OF REIMBURSING BANK)....
VALUE 3 BUSINESS DAYS AFTER DATE OF YOUR TELEX / SWIFT AS ABOVE.

DOCUMENTS TO BE FORWARDED TO US BY REGISTERED MAIL / COURIER.

THIS L/C IS SUBJECT TO UCPDC (REV. 1993) ICC BROCHURE 500. REIMBURSEMENT IS
SUBJECT TO UNIFORM RULES FOR BANK TO BANK REIMB. UNDER DOC. CREDITS ICC PUBL.
NO. 525. THIS MT700 CONSTITUTES OPERATIVE INSTRUMENT AND NO MAIL CONFIRMATION
FOLLOWS.

Annex II                           Appendix A                             Page 4

Vision Plant Inc.                                       Telematics Wireless Ltd.

                                    ANNEX II

                                   APPENDIX A

                           LETTER OF CREDIT BY SWIFT

TO: BANK HAPOALIM B.M. - TEL AVIV

FROM: A LEADING INTERNATIONAL BANK

40A: FORM OF DOCUMENTARY CREDIT: IRREVOCABLE

20: DOC. CRED. NO. : ________________

31C: DATE OF ISSUE: ________________

31D: DATE AND PLACE OF EXPIRY: ________________ IN ISRAEL (__ MONTHS AFTER THE
L/C ISSUANCE DATE)

50: APPLICANT: VISION PLANT INC., 13 FLOOR, SEWOO BUILDING, 837-12,
YOUKSAM-DONG, KANGNAM-KU, SEOUL, KOREA

59: BENEFICIARY: TELEMATICS WIRELESS LTD., 26 HAMELACHA ST., POB 1911, HOLON
58117

32B: CURRENCY CODE AMOUNT: $US

41A: AVAILABLE WITH....BY: BANK HAPOALIM B.M. BY NEGOTIATION

42C: DRAFTS AT...SIGHT

42D: DRAWEE: ISSUING BANK

43P: PARTIAL SHIPMENTS: ALLOWED

43T: TRANSHIPMENT: ALLOWED

44A: LOADING OF BOAD/DISPATCH/TAKING IN CHARGE AT/FROM: ANY PORT OR AIRPORT IN
ISRAEL

44B: FOR TRANSPORTATION TO: ANY PORT OR AIRPORT IN KOREA

44C: LATEST DATE OF SHIPMENT: ________________

45A: DESCRIPTION OF GOODS AND/OR SERVICES: SUPPLY OF RADIO LOCATION SYSTEM IN
KOREA AS PER CONTRACT NO: LSA 20040831 DATED 31 AUGUST 2004 (the "AGREEMENT")

46A: DOCUMENTS REQUIRED: ________________

Annex II                           Appendix A                             Page 1

Vision Plant Inc.                                       Telematics Wireless Ltd.

A. DOCUMENTS REQUIRED FOR THE DELIVERY OF PRODUCTS AMOUNTING TO US$

1) 3/3 ORIGINALS PLUS 3 NON NEGOTIABLE COPIES OF CLEAN ON BOARD MARINE BILLS OF
LADING MADE OUT TO ORDER OF ISSUING BANK MARKED "PAYABLE AT DESTINATION" NOTIFY:
APPLICANT.

AND/OR

AIRWAYBILL (3RD ORIGINAL - FOR SHIPPER) CONSIGNED TO ISSUING BANK MARKED
"PAYABLE AT DESTINATION" NOTIFY: APPLICANT.

2) COMMERCIAL INVOICE IN 3 ORIGINALS AND 3 COPIES SIGNED BY THE BENEFICIARY.

3) PACKING LIST IN ONE ORIGINAL AND 2 COPIES.

4) ONE (1) ORIGINAL CERTIFICATE OF CONFORMANCE RELATED TO THE GOODS SIGNED BY
THE DULY AUTHORIZED REPRESENTATIVE OF THE BENEFICIARY AS PER ARTICLE 11.2 OF THE
AGREEMENT.

5) ONE (1) QUALITY ASSURANCE CERTIFICATE RELATED TO THE GOODS SIGNED BY THE
REPRESENTATIVE OF THE BENEFICIARY AS PER ARTICLE 11.3 OF THE AGREEMENT.

6) ONE (1) ORIGINAL CERTIFICATE SIGNED BY THE REPRESENTATIVE OF THE BENEFICIARY
CERTIFYING THAT THE BENEFICIARY DECLARES THAT THE GOODS WERE INSPECTED AND
TESTED BY THE REPRESENTATIVE OF THE BENEFICIARY AS PER ARTICLE 11.4 OF THE
AGREEMENT.

B. DOCUMENTS REQUIRED FOR PRELIMINARY DESIGN REVIEW AMOUNTING TO US$

1) COMMERCIAL INVOICE IN 3 ORIGINALS AND 3 COPIES SIGNED BY THE BENEFICIARY.

2) ORIGINAL APPLICANT'S CERTIFICATE CERTIFYING THAT PRELIMINARY DESIGN REVIEW
HAS BEEN COMPLETED AND THE REPORT HAS BEEN RECEIVED BY THE APPLICANT.

C. DOCUMENTS REQUIRED FOR CRITICAL DESIGN REVIEW AMOUNTING TO US$

1) COMMERCIAL INVOICE IN 3 ORIGINALS AND 3 COPIES SIGNED BY THE BENEFICIARY.

Annex II                           Appendix A                             Page 2

Vision Plant Inc.                                       Telematics Wireless Ltd.

2) ORIGINAL APPLICANT'S CERTIFICATE CERTIFYING THAT CRITICAL DESIGN REVIEW HAS
BEEN COMPLETED AND THE REPORT HAS BEEN RECEIVED BY THE APPLICANT.

D. DOCUMENTS REQUIRED FOR HANDOVER EVENT AMOUNTING TO US$

1) COMMERCIAL INVOICE IN 3 ORIGINALS AND 3 COPIES SIGNED BY THE BENEFICIARY.

2) ORIGINAL APPLICANT'S DECLARATION STATING THAT HANDOVER OF THE SYSTEM OF PHASE
__ HAS BEEN COMPLETED.

3) ONE (1) COPY OF A WARRANTY BOND IN THE AMOUNT OF US$____________ (AS PER
ARTICLE 12.8 OF THE AGREEMENT) DULY CERTIFIED BY THE ISSUING BANK THEREOF.

47A: ADDITIONAL CONDITIONS

o PRESENTATION OF THE DOCUMENTS NO LATER THAN 21 DAYSAFTER THE TRANSPORT
DOCUMENT DATE.

o COMMERCIAL INVOICE TO SHOW FULL CONTRACT VALUE OF THE RELEVANT ITEM SUPPLIED,
DELIVERED OR PERFORMED AND THE NET AMOUNT PAYABLE UNDER THIS L/C.

o THIS LETTER OF CREDIT SHALL BE TERMINATED AND BECOME INVALID AS OF THE DATE
THE ISSUING BANK WILL RECEIVE A WRITTEN NOTICE FROM THE APPLICANT FOR THE
TERMINATION OF THE AGREEMENT PURSUANT TO ARTICLE 36.1 OF THE AGREEMENT.

Annex II                           Appendix A                             Page 3

Vision Plant Inc.                                       Telematics Wireless Ltd.

                                   ANNEX III

                       ESTIMATED PRICE AND PAYMENT TERMS

1. ESTIMATED PRICE

PHASE ONE

-------------------------------------------------------------------------
                                     UNIT PRICE              TOTAL AMOUNT
   ITEM            SUBSYSTEM            (US$)     QUANTITY       (US$)
-------------------------------------------------------------------------
   Base      CCSP (Receiving B/S)        ***         ***          ***
 Station             MPRF                ***         ***          ***
                (Receiving B/S)
                      CTU                ***         ***          ***
                     SPCU                ***         ***          ***
                   Sub total                                      ***
-------------------------------------------------------------------------
Licensing      System Licensing          ***         ***          ***
            NCC Software Licensing       ***         ***          ***
                   Sub total             ***                      ***
-------------------------------------------------------------------------
  Spare      CCSP (Receiving B/S)        ***         ***          ***
   Part       MPRF (Paging site)         ***         ***          ***
                      CTU                ***         ***          ***
                     SPCU                ***         ***          ***
                   Sub total                                      ***
-------------------------------------------------------------------------
 Software    Fleet Management S/W        ***         ***
-------------------------------------------------------------------------
                          System supporting services

Engineering, frequency adaptation, system modifications,          ***
management, supervision, training and consulting services
(including salaries, accommodation, travel) during the
deployment of the System
------------------------------------------------------------------------
                                  Total Price                     ***
------------------------------------------------------------------------

Annex III                                                                 Page 1

***   Confidential material redacted and filed separately with the Commission.

Vision Plant Inc.                                       Telematics Wireless Ltd.

PHASE TWO

------------------------------------------------------------------------
                                    UNIT PRICE              TOTAL AMOUNT
   ITEM            SUBSYSTEM           (US$)     QUANTITY       (US$)
------------------------------------------------------------------------
   Base      CCSP (Receiving B/S)       ***         ***          ***
 Station
             MPRF (Receiving B/S)       ***         ***          ***
                      CTU               ***         ***          ***
                     SPCU               ***         ***          ***
                   Sub total                                     ***
------------------------------------------------------------------------
          NCC Software Licensing        ***         ***          ***
------------------------------------------------------------------------
Spare Part   CCSP (Receiving B/S)       ***         ***          ***
             MPRF (Receiving B/S)       ***         ***          ***
                      CTU               ***         ***          ***
                     SPCU               ***         ***          ***
                   Sub total                                     ***
------------------------------------------------------------------------
 Software    Fleet Management S/W       ***         ***          ***
------------------------------------------------------------------------
                          System supporting services             ***
------------------------------------------------------------------------
                                  Total Price                    ***
------------------------------------------------------------------------

PHASE THREE

------------------------------------------------------------------------
                                    UNIT PRICE              TOTAL AMOUNT
   ITEM            SUBSYSTEM           (US$)     QUANTITY       (US$)
------------------------------------------------------------------------
   Base      CCSP (Receiving B/S)       ***         ***          ***
 Station
             MPRF (Receiving B/S)       ***         ***          ***
                      CTU               ***         ***          ***
                     SPCU               ***         ***          ***
                   Sub total                        ***          ***
------------------------------------------------------------------------
          NCC Software Licensing        ***         ***          ***
------------------------------------------------------------------------
Spare Part   CCSP (Receiving B/S)       ***         ***          ***
             MPRF (Receiving B/S)       ***         ***          ***
                      CTU               ***         ***          ***
                     SPCU               ***         ***          ***
                   Sub total
------------------------------------------------------------------------
 Software    Fleet Management S/W       ***         ***          ***
------------------------------------------------------------------------
                          System supporting services             ***
------------------------------------------------------------------------
                                  Total Price                    ***
------------------------------------------------------------------------

Annex III                                                                 Page 2

***   Confidential material redacted and filed separately with the Commission.

Vision Plant Inc.                                       Telematics Wireless Ltd.

2. PAYMENT SCHEDULE FOR EACH PHASE

-----------------------------------------------------
         MILESTONES                    PAYMENT %
-----------------------------------------------------
   Upon Commencement Date                ***
             PDR                         ***
             CDR                         ***
Upon the Delivery to the site            ***
        Handover Date                    ***
-----------------------------------------------------
            TOTAL                        100%
=====================================================

3. INVOICE FORMAT

The Supplier shall provide the invoice which, as a minimum, will include all the information as specified in the following indicative invoice format:

                     Telematics-Wireless Ltd.
         26 Hamelachi St., P.O.B. 1911 Holon 58117 Israel

--------------------------------------------------------------------------------
SHIP TO:                                        Contract No.
                                                TW Order No.         Invoice No.
--------------------------------------------------------------------------------
Customer:                                       End User
--------------------------------------------------------------------------------
ITEM                             DESCRIPTION                      PRICE   AMOUNT
--------------------------------------------------------------------------------

            I hereby certify that all these details of items
            are in accordance with the Agreement.
--------------------------------------------------------------------------------

Annex III                                                                 Page 3

***   Confidential material redacted and filed separately with the Commission.

                            REPRESENTATION AGREEMENT

This REPRESENTATION AGREEMENT (hereinafter referred to as the "Agreement" or this "Agreement"), effective as of June ___, 2004, is made by and between
TELEMATICS WIRELESS LTD., having its principal place of business at 26 Hamelacha
Street, Holon 58117, Israel (hereinafter "Telematics") and KOREA INTEGRATED
SERVICES CO., LTD., having its principal place of business at #703 Seoul Center
Building 91-1, Sogong-dong, Chung-gu, Seoul 100-070 Republic of Korea
(hereinafter "Representative").

WHEREAS, Telematics seeks to promote its products and those of ITURAN CAR
COMMUNICATION AND LOCATION LTD. ("Ituran") in the Republic of Korea and possibly other countries in Asia, and has represented that it is duly authorized to represent and act for and on behalf of Ituran.

WHEREAS, Representative has the expertise to provide assistance and advice to
Telematics in support of Telematics' marketing activities; and

WHEREAS, Telematics desires to retain Representative to provide such assistance and advice, and Representative desires to offer Telematics such assistance and advice.

NOW, THEREFORE, in consideration of the promises and mutual obligations hereinafter set forth, the parties hereto agree as follows:

1. APPOINTMENT

Telematics hereby appoints Representative, and Representative agrees to act, as
Telematics' exclusive Representative in the Territory and for the Products
pursuant to Article 2 and 3, respectively.

Likewise, Telematics agrees not to permit any of its officers, directors, employees, advisors or other representative to, without prior written consent of
Representative (i) initiate or solicit, directly or indirectly, any inquiries or the making of any proposal in the Territory, (ii) engage in any negotiations or discussions with any person in the Territory or otherwise facilitate any effort or attempt to make or implement an agreement.

2. TERRITORY

Telematics hereby agrees to appoint Representative as its sole representative in the Republic of Korea and other Asian countries (the "Territory"), which will be specified in the definitive agreement to be executed between Telematics and
Service Provider in Korea.

3. PRODUCTS

(a) Any and all components and associated services of Ituran's terrestrial location system, sold by Telematics, including but not limited to the followings: Equipments associated with establishing the infrastructure for services to be provided by Service Provider as set forth in section 4(a) based on Telematics' technology including but not limited to receiving stations, peripheral equipment for receiving base stations, paging transmitters, calibration transmissions

units, peripheral equipment for transmitters, computers and telecommunication equipment for control centers, and standard test equipment ("Infrastructure
Equipment").

(b) Technology licenses including but not limited to system licensing and network control center software licensing ("Licensing").

(c) Consulting services including but not limited to engineering, frequency adaptation, system modifications, management, supervision, training and general consulting services provided by the Telematics team during the deployment of the system ("Consulting").

(d) End user equipments including but not limited to Telematics' standard vehicle kit, optional high-end vehicle location unit and alarm kit, and Personal
Alarm Locator (PAL) ("End user equipment").

(e) Maintenance and support services provided after the completion of Service
Provider's system deployment ("Maintenance and Support")

4. REPRESENTATIVE'S ACTIVITIES

Representative shall use its best efforts to actively and aggressively promote and increase marketing, sale and use of the Products in and throughout the
Territory by all legal and ethical means, including:

(a) Identify and negotiate an agreement with local companies who will act as investors and service providers ("Service Provider") in the Territory for the
Products, and

(b) Identify and negotiate an agreement with major clients for Service Provider in the Territory.

5. CONTRACT TERMS

Telematics will have exclusive responsibility to determine the contractual terms and conditions to be included in all sales contracts with the Service Provider.
No order or contract will be binding on Telematics until accepted in writing by
Telematics.

6. COMPETITIVE PRODUCTS

During the "Term" pursuant to Section 18(a) hereof and any renewal term and for one year thereafter, Representative shall not advertise, sell, offer for sale, promote or otherwise deal in any goods or merchandise similar to, or used as a substitute for, or in competition or conflict of interest with, the Products, unless Representative shall first have obtained the written consent of
Telematics to do so.

7. REPRESENTATIVE'S CONDUCT

Representative represents that it is free to contract with Telematics to perform the services contemplated by this Agreement and that contract or performance hereunder will not violate any agreement, fiduciary obligation, or restriction to which Representative may be subject. Representative agrees to conduct its activities under this Agreement in accordance with all

applicable laws and regulations including, without limitation, registration of this Agreement, if required. Breach of this provision shall be grounds for immediate termination of this Agreement for cause and shall result in forfeiture of compensation otherwise payable hereunder.

For the avoidance of doubt, Representative has been providing Vision Plant, a
Service Provider, with advice, consultation, guidance, assistance and service on a personal and informal basis on grounds of Representative's relationship with certain shareholder of Vision Plant (such advice, consultation, guidance, assistance and service provided to Vision Plant are hereinafter collectively referred to as "Vision Plant Services"). Telematics hereby acknowledges and agrees that (1) Telematics is fully informed of the nature of the Vision Plant
Services, (ii) provision of Vision Plant Services does not constitute a breach of this Section 7 or any other provision of this Agreement and (iii) Telematics shall not assert any claims or proceedings against Representative on any grounds for or in connection with Vision Plant Services. Representative will, upon prior consent from Telematics, continuously provide such advice, consultation, guidance and assistance to Vision Plant.

8. REPORTS

Representative shall furnish Telematics with reports as requested by Telematics from time to time, which shall contain information with respect to its marketing activity.

9. REPRESENTATION

Representative shall refrain from making any representation or warranty with respect to the Products other than those contained in the standard warranty provided by Telematics.

10. SUB-AGENTS

Representative shall not appoint any distributors, agents or delegates or assign any part of its obligations or functions hereunder without first obtaining
Telematics' consent thereto.

11. SALES MATERIALS

From time to time, Telematics will furnish to Representative such demonstration equipment and such printed materials pertaining to the Products as Telematics, in its absolute discretion, deems appropriate, including, but not limited to, catalogs, advertising literature, technical information, and brochures describing the products and other sales information (the "Materials").
Representative will not distribute or deliver to customers any printed Materials pertaining to any Product which is not furnished or approved by Telematics.

12. COMPENSATION

(a) Service Fee: Representative shall be entitled to a non-refundable cash fee equal to ten (10) percent of any installments, paid to Telematics on
Infrastructure Equipment, Licensing, Consulting, and Maintenance and Support
sold by Telematics as a result of Representative's efforts and delivered to a customer in the Territory within the Term of this Agreement. Representative shall also be entitled to five (5) percent of any and all installments paid to

Telematics on End User Equipment sold by Telematics to the above mentioned customer in the Territory within the Term of this Agreement.

(b) Payment: The compensation regarding Infrastructure Equipment, Licensing,
Consulting, and Maintenance and Support will be paid within 30 days following the receipt of respective payment by Telematics from the Service Provider to the
Representative's nominated account. The compensation regarding End User
Equipment will be based on the total number of units sold per quarter and will be paid within 30 days from the end of each quarter (March 31, June 30,
September 30, and December 31) to the Representative's nominated account.

If Telematics receives an advance, down payment, payment for partial shipment, partial payment for the sale of Infrastructure Equipment, Licensing, Consulting, and Maintenance and Support or progress payment, Representative shall be entitled to a compensation for its corresponding (pro-rata) share.

If termination of this agreement does not occur as a consequence of any of the events described in the Section 18(b), Representative shall receive its compensation for those orders placed prior to the date of termination. The applicable compensation will not be earned until the customer has paid
Telematics for the Product. The compensation will be based on the F.O.B. "Net
Invoice Price" of the Product, i.e., on the price received by Telematics from the customer.

(c) Taxes: Each Party shall be responsible for all taxes, duties and charges assessed upon it in connection with any payment from Service Provider or the other Party.

13. REPRESENTATIVE'S EXPENSES

Each party shall bear its own expenses incurred in connection with this
Agreement and the implementation of the activities and duties contemplated hereby.

14. USE OF TRADE NAMES AND SIGNS

(a) Use: Representative agrees to market all Products covered by this Agreement under the regular trade names and brands used on such goods by Telematics, unless otherwise agreed upon in writing by Telematics.

(b) Ownership: Telematics is the owner of all trademarks, service marks and other word and design marks used in connection with the Products. Representative acknowledges Telematics' ownership and right to control the use and display thereof by Representative.

(c) Limitation: Representative is granted the privilege of displaying such trademarks and service marks in connection with the selling of the Products;
provided, however, Representative shall immediately discontinue the display or rise of any such mark or change the manner in which any such mark is displayed or used when requested to do so by Telematics or upon termination of this
Agreement.

(d) Protection: Representative further agrees to protect the trade names, trademarks and service marks used by Telematics.

(e) Remedies: If Representative shall refuse or neglect to keep and perform any of the provisions of this Article 14, Representative shall reimburse Telematics for all costs, attorneys' fees and other expenses incurred by Telematics in connection with legal action to require Representative to comply therewith.

15. RELATIONSHIP OF PARTIES

There shall be no employer-employee relationship between Telematics and
Representative. Representative is an independent contractor acting for its own account, his employees are in no way the employees of Telematics for any purpose whatsoever and have no right or authority to assume or create, in writing or otherwise, any obligation of any kind, express or implied, in the name or on behalf of Telematics.

16. CONFIDENTIAL INFORMATION

All price information and quotations regarding Products, customer lists and customer names which now or hereafter are in Representative's possession, and engineering data and application notes and other technical information which are furnished by Telematics to Representative shall be deemed to have been furnished in confidence and for use by Representative only in connection with this
Agreement. Representative will take all steps necessary to hold all the foregoing information in confidence and to prevent the disclosure thereof to any third party without the prior written direction of Telematics. All such data and information will remain the property of Telematics and, upon the expiration or termination of this Agreement, will be returned to Telematics or, at Telematics'
election, destroyed.

17. FORCE MAJEURE

Each party shall use its best efforts to perform its obligations under this
Agreement, but shall be excused for failure to perform or for delay in performance hereunder due to causes beyond its reasonable control.

18. TERM/TERMINATION

(a) Term: This Agreement shall, except as otherwise provided herein, be for a period beginning on the date first stated above and ending 12 months of the signature thereof unless a definitive agreement is executed between Telematics and Service Provider within this period. Upon the execution of such a definitive agreement, this agreement shall be automatically extended for the duration of
Telematics' agreement with the Service Provider, including any and all extensions of the agreement thereafter.

(b) Termination: Notwithstanding Section 18(a), and during the Term and any renewal thereof, this Agreement may be terminated: (i) on 30 days' written notice if the other party shall breach any material provision hereof and fails to cure such breach during the 30-day notice period; (ii) immediately in the event the other party ceases to function as a going concern, ceases to conduct its business in the normal course, a receiver is appointed or applied for with respect to the other party or its property, a petition in bankruptcy is filed by or against the other party, or it makes an assignment for the benefit of creditors; or (iii) immediately by Telematics in the event

Representative attempts to assign this Agreement or any rights hereunder without
Telematics' prior written consent.

(c) No Compensation: Telematics shall not be liable to Representative, by reason of termination, expiration, or non-renewal of this Agreement, for compensation, reimbursement or damages arising out of or connected with the loss of prospective profits or anticipated sales or compensation or on account of expenditures, leases or commitments in connection with the business or goodwill of Representative, or for any other reason, any provision of any law to the contrary notwithstanding.

However, in case, following the termination of this Agreement, Telematics successfully completes a transaction, for which the completion is evidenced by the execution of a definitive agreement, with any local company that
Representative has contacted, introduced, mediated and/or intermediated, within
24 months of the date of termination, Telematics shall pay the compensations pursuant to Article 12.

(d) Subsequent Orders: The acceptance of any order through Representative after the expiration or termination hereof shall not be deemed a renewal or extension hereof nor a waiver of expiration or termination; however, such order shall be governed by and handled in accordance with all the terms, conditions and limitations contained in this Agreement as if this Agreement had not been terminated.

19. MISCELLANEOUS

(a) No Waiver: The failure of either party hereto to enforce at any time or for any period any right or provision hereof in accordance with its terms shall not be construed as a waiver of such right or provision.

(b) Agreement: This Agreement contains the entire agreement between the parties respecting the subject matter hereof, and supersedes and replaces all previous agreements, understandings, commitments or arrangements, oral or written, with respect thereto. This Agreement may not be modified except by an instrument in writing executed by both parties.

(c) Severability: Any provision of this Agreement which is prohibited by, or unlawful or unenforceable under any applicable law of, any jurisdiction will be ineffective as to such jurisdiction without affecting any other provision of this Agreement. To the full extent, however, that the provision of such applicable law may be waived, they are hereby waived, to the end that this
Agreement shall be deemed to be a valid and binding Agreement enforceable in accordance with its terms. In addition, the parties hereto hereby agree to cooperate with each other and to replace the unlawful provision with a lawful provision which will achieve the same economic result as the provision determined to be unlawful.

(d) Assignment: Neither party may assign this Agreement to a third party without the prior written consent of the non-assigning party.

(e) Notices: All notices hereunder shall be in writing and sent to the address set forth above (or to such changed address as shall be notified to the other party in writing pursuant hereto) by registered mail, and shall be deemed to be given on receipt.

(f) Governing Law: This Agreement and any and all disputes among the parties arising from this Agreement shall be governed in all respects by the laws of the
United Kingdom of Great Britain and Northern Irelands.

(g) Headings: The heading contained herein are for the ease of reference only and shall not affect the interpretation hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.

For and on behalf of:

TELEMATICS WIRELESS LTD.

/s/ Kafry Eddy
--------------------------------
Eddy Kafry
President & CEO

Accepted and agreed for and on behalf of

KOREA INTEGRATED SERVICES CO., LTD.

/s/ Tiger Kim
--------------------------------
Tiger Kim
President & CEO

[KLIC Letterhead]

Chi-Young Kwack
6th Fl., Seoul Center Building, 91-1 Sogong-dong,
Chung-gu, Seoul, Korea 100-070

April 1, 2005

Mr. Eddy Kafry & Mr. Roman Sternberg
Telematics Wireless Ltd.
26 Hamelacha Street,
P.O.B. 1911 Holon, 58117 Israel

NOTICE OF AGREEMENT TRANSFER

Dear Sirs:

Korea Location Information & Communications Co. Ltd (hereinafter referred to as
"KLIC") was established on the 23rd day of February 2005, as the Operation
Company referred to in ARTICLE 23 of the LICENSE AND SUPPLY AGREEMENT for RADIO
LOCATION SYSTEM between VISION PLANT INC. (hereinafter referred to as "VPI") and
TELEMATICS WIRELESS LTD. (hereinafter referred to as "TW") dated August 31, 2004
(hereinafter referred to as "Agreement"), and that the Ministry of Information and Communications of the Korean Government granted the business license to
"KLIC" on the 30th day of March 2005.

KLIC duly accepts all the rights and obligations of "VPI" under the "Agreement".

Please be noticed that all the rights and obligations of "VPI" under the
"Agreement" shall be transferred to and assumed by "KLIC" by this notice, pursuant to ARTICLE 23 of the "Agreement".

For and on behalf of "KLIC"

--------------------------/     /     /    /

Chi-Young Kwack

Chairman & CEO

[KLIC Letterhead]

"VPI", as the original party of the "Agreement", confirms that "KLIC" is the
"Operations Company" intended in ARTICLE 23 of the "Agreement", and that its statements regarding its establishment and business license are true.

"VPI" hereby acknowledges that all the rights and obligations of "VPI" under the
"Agreement" has been transferred to "KLIC" by its formal acceptance.

For and on behalf of "VPI"

--------------------------/     /     /    /

Chi-Young Kwack

Chairman & CEO